                                                                    EXHIBIT 10.7

         AGREEMENT of Sublease made as of this 8th day of December, 1997, by and between Jay Yang Partners, a New York general partnership with offices at 153 E. 53rd, New York, New York 10022 (hereinafter the "Sublessor") and Nelson Communications Inc. with offices at 41 Madison Avenue, New York, New York, 10010 (hereinafter the "Subtenant").

                              W I T N E S S E T H:
                          - - - - - - - - - - - - - - -
Whereas:

I. On November 12, 1991, the 41 Madison Company, as landlord, (hereinafter the "Principal Landlord") entered into a lease with Jay Yang Designs, Ltd., as tenant, for the premises located on the thirtieth (30th) floor of the building at 41 Madison Avenue, (hereinafter the "Subleased Premises"). The term of said lease (hereinafter the "Principal Lease") commenced on December 1, 1992, and will expire on November 30, 2002.

II. By agreement dated January 1, 1992, Jay Yang Designs, Ltd. assigned all its rights and obligations under the Principal Lease to Sublessor. Such Agreement shall hereinafter be referred to as the "Assignment and Assumption Agreement".

III. Sublessor desires to sublet and Subtenant desires to occupy the Subleased Premises.

         The parties hereto, in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

         1.       Subleased Premises, Term and Possession.
                  ----------------------------------------
         Sublessor hereby sublets to Subtenant and Subtenant hires from Sublessor the Subleased Premises, which Subleased Premises consists of the entire demised premises leased under the Principal Lease, for a term ("Sublease Term") of approximately five (5) years. The Sublease Term shall commence on a date to be specified by Sublessor by notice to Subtenant ("Commencement Notice"), which date shall not be sooner than 30 days after receipt by Subtenant of the Commencement Notice ("Sublease Commencement Date"). In no event shall Sublessor be subject to any liability for failure to deliver possession on any particular date. If Sublessor is delayed in delivering the Premises due to force majeure, Subtenant shall grant a reasonable extension. If a Commencement Notice is not given by June 1, 1998 Subtenant may cancel this Sublease at any time by written notice to Sublessor sent prior to the receipt of a Commencement Notice. Upon such cancellation by Subtenant, Sublessor shall Return to Subtenant all monies paid on account of this Sublease and neither party shall have any further obligation to the other. The Sublease Term shall expire on November 29, 2002 ("Sublease Expiration Date"). The Subleased Premises will be delivered to Subtenant in good order and repair, vacant, broom clean (except Sublessor may leave wall to wall carpeting) and with all building systems in good working order.

         2.       Consent of Landlord.
                  -------------------------
         Promptly after the execution of this Agreement, Sublessor shall request that Principal Landlord consent to this Agreement -- and Sublessor shall use its best efforts to obtain such consent. Subtenant agrees to use its best efforts in all respects regarding such request for consent, including the delivery to Principal Landlord of such financial information as Sublessor shall reasonably require regarding Subtenant. The term "best efforts" as used herein shall not be deemed to require any expenditure of funds.

         The parties agree that if for any reason Principal Landlord does not consent to this Agreement by the sixtieth day after the date hereof, either party, by written notice to the other, may declare this Agreement null and void whereupon neither party shall have any obligation to the other. In the event of such termination Sublessor shall promptly return to Subtenant all monies paid by Subtenant to Sublessor on account of this Agreement.

         In no event shall this Agreement become effective, nor shall possession of the Subleased Premises be delivered, until the consent of Principal Landlord has been obtained.

         3.       Applicability of Principal Lease.
                  --------------------------------
         This Agreement is subject to the covenants, terms and conditions of the Principal Lease. A copy of the Principal Lease and the Assignment and Assumption Agreement have been attached hereto in Exhibit A.

         From and after the Commencement Date, Subtenant agrees to comply with all of the terms and provisions of the Principal Lease to be performed by the Tenant thereunder with regard to the Subleased Premises and agrees that all rights and benefits of Tenant under the Principal Lease will accrue to Subtenant. Subtenant further agrees during the term of this Agreement, not to do or commit or suffer to be done or committed, or fail to do any acts or things, or create or suffer to be created, any conditions that might create a default, breach or failure on the part of Sublessor under any of the terms, covenants or conditions of the Principal Lease or render Sublessor liable for any charge or expense thereunder, including, without limitation, the removal of any Alteration (as defined in the Principal Lease).

         Notwithstanding anything to the contrary contained in this Agreement or the Principal Lease, Subtenant shall not be obligated to remove, or be liable for, any mechanic's lien filed against the Subleased Premises or the Building (as defined in the Principal Lease) or the Real Property (as defined in the Principal Lease) unless such mechanic's lien shall have been filed with respect to work claimed to have been done for, or materials claimed to have been furnished to, Subtenant.

         4.       Remedies, Duties and Obligations of Sublessor and
                  Subtenant.
                  -------------------------------------------------
         Sublessor agrees to comply with all the terms and provisions to which it is subject as tenant under the Principal Lease and shall not take any action which would constitute a default under the Principal Lease or this Agreement.

         The remedies, duties and obligations of Sublessor and Subtenant shall be the same as the respective remedies, duties and obligations of the landlord and tenant under the Principal Lease except as herein otherwise expressly provided for.

         Subtenant hereby agrees to indemnify and hold harmless Sublessor from claims and demands in connection with, arising out of or resulting from damages or injuries to persons or property in or about the Subleased Premises during the occupancy by Subtenant or its successors or assigns, for the term of this Agreement unless such damage or injury is caused by Sublessor or its agents.

         Sublessor hereby agrees to indemnify and hold harmless Subtenant from claims and demands in connection with, arising out of or resulting from (i) Sublessor's breach of any of its obligations or default under this Agreement or the Principal Lease (unless caused by Subtenant or its agents) or (ii) the gross negligence or willful misconduct of Sublessor or its agents.

         5.       Rent and Additional Rent.
                  ------------------------
         (a) Commencing with the Sublease Commencement Date, Subtenant shall pay to Sublessor as base rent ("Sublease Fixed Rent") for the Subleased Premises:

         One hundred Ninety Three Thousand Nine Hundred Seventy One and 48/100 ($193,971.48) per annum payable in equal monthly installments of Sixteen Thousand One Hundred Sixty Four and 29/100 Dollars ($16,164.29), subject to adjustments as provided in the Principal Lease. (Sublessor covenants that any Subletting Profit (as such term is defined in the Principal Lease) shall be paid to Principal Landlord.

         The monthly installments of base rent shall be payable in advance on the first day of each month during the term of this Agreement. The first payment, however, in the amount of a full monthly installment, shall be payable upon execution hereof and shall be credited to the first rents payable hereunder;

         (b) In addition to the base rent provided for in subparagraph (a) of this paragraph 5, Subtenant covenants and agrees to pay to Sublessor on five (5) days notice as additional rent, any and all sums Sublessor is required to pay pursuant to the Principal Lease during or attributable to the term of this Agreement; and

         (c) All additional rent payable by Subtenant shall be payable by Subtenant to Sublessor at such times as Sublessor is required to make such payments to the Principal Landlord.

         (d) The rent shall be payable by Subtenant to Sublessor at Sublessor's address, set forth in the first paragraph of this Agreement, or at such other address as Sublessor may designate in writing from time to time.

         6.       Security.
                  --------
         Upon receipt of the consent of the Principal Landlord, Subtenant shall deliver to Sublessor its check in the amount of Thirty Two Thousand Three Hundred Twenty Eight and 58/100 Dollars ($32,328.58) (the "Security Deposit"), as security for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Agreement. The Security Deposit shall be held in a separately segregated interest bearing account of Sublessor. It is agreed that in the event Subtenant defaults in any of the terms, provisions and conditions of this Agreement, including, but not limited to the payment of base rent and additional rent, Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any base rent and additional rent or any other sums as to which Subtenant is in default or for any sums which Sublessor may expend or is required to expend by reason of Subtenant's default in respect of any of the terms, covenants or conditions of this Agreement. In the case of every such use, application or retention, Subtenant shall, on demand, pay to Sublessor the sum so used, applied or retained which shall be added to the security deposit so that same shall be replenished to its former amount. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Agreement, the security shall be returned to Subtenant after the expiration date of this Agreement and after delivery of possession of the entire Subleased Premises to Sublessor, as required hereunder.

         7.       Use of Premises.
                  ---------------
         It is understood, and Subtenant so agrees, that the Subleased Premises shall be used and occupied only for general and executive offices (the "Sublease Authorized Use"). All references in the Principal Lease to the use of the demised premises shall be deemed to refer to the Sublease Authorized Use. The reference in Section 2.02 of the Principal Lease to Section 2.01 shall be deemed to mean this Paragraph for purposes of this Agreement.

         8.       Termination of Principal Lease.
                  ------------------------------
         If the Principal Lease shall terminate or expire through no fault of either party, this Agreement shall automatically terminate and expire simultaneously therewith and thereupon Sublessor shall return the Security Deposit to Subtenant and neither party shall have any claim against the other for any matter arising out of this Agreement after such date of termination except as otherwise provided herein.

         In the event that Sublessor defaults under the Principal Lease, Subtenant shall have the right, but shall not be obligated, to cure the default for the account of Sublessor. If Subtenant elects to pay any sum of money or to do any act which will require the payment of any sum of money, including reasonable attorney fees, Sublessor shall reimburse Subtenant within 10 days after demand for all such amounts.

         9.       Services and Sublessor's Obligations.
                  ------------------------------------
         Subtenant shall have the benefit of all repairs, restorations, materials and services which are required to be furnished by the Principal Landlord to the Subleased Premises pursuant to the provisions and subject to the limitations and conditions in the Principal Lease and in this Agreement. In the event that the Principal Landlord shall fail to render any or all of such services, Subtenant shall not be entitled (a) to require Sublessor to furnish such services; (b) to obtain an abatement of its rent, unless Sublessor shall obtain such abatement; or (c) to claim damages from Sublessor for any injury or injuries incurred by such failure of Principal Landlord. However, upon receipt of written notice from Subtenant specifying the failure of such services by Principal Landlord, Sublessor shall promptly notify the Principal Landlord thereof and request that such service be restored forthwith. In the event such services are not restored, then, Subtenant shall have the right to, at Subtenant's sole cost and expense (including but not limited to reasonable attorneys' fees), institute and prosecute such action or proceeding against the Principal Landlord as Subtenant shall reasonably deem proper and necessary to make any such repairs or restorations or to supply any such materials and services to the Subleased Premises. At the option of Subtenant, Sublessor shall at Subtenant's cost and expense (including but not limited to reasonable attorneys' fees), commence an action to enforce the Principal Landlord's obligations under the Principal Lease. Sublessor hereby assigns to Subtenant, without representing the effectiveness of such assignment, all rights and remedies it may have against the Principal Landlord to require the Principal Landlord to restore or furnish such services to the Subleased Premises on the condition that Subtenant (a) shall not then be in material default hereunder after all notice and grace periods, (b) shall not take any action that shall be a breach under the Principal Lease and (c) shall, prior to taking any action hereunder, advise Sublessor of its contemplated action and keep Sublessor advised of all further actions and developments relating thereto. Notwithstanding anything herein to the contrary, it is understood and agreed that Sublessor has not assumed and does not assume any of the obligations, duties or responsibilities on the Principal Landlord's part to be observed and performed as provided in the Principal Lease and Sublessor shall not have any obligations, duty or responsibility to Subtenant in regard thereto or in connection therewith. Sublessor covenants to comply with its obligations under the Principal Lease in order to avoid a default thereunder.

         10.      Assignment and Further Subleasing.
                  ---------------------------------
         Notwithstanding any provisions contained in the Principal Lease or this Agreement, Subtenant covenants and agrees that it will not, by operation of law or otherwise assign, mortgage or encumber its interest in this Agreement or sublet the whole or any part of the Subleased Premises or permit any part thereof to be used by others, without in each instance obtaining the prior written consent of Sublessor which shall not be unreasonably withheld or delayed.

         Notwithstanding the foregoing, Subtenant, without Sublessor's consent, shall be permitted to, assign (by operation of law or otherwise) this Sublease to an entity owned or controlled by or under common control with Subtenant in connection with a proposed public offering of such affiliate or its parent. Any assignment under this provision shall require the prior consent of Overlandlord as provided in Article 11 of the Overlease. Sublessor agrees to request Overlandlord's consent to an assignment under this provision at the time Sublessor requests Overlandlord's consent to this Sublease.

         The direct or indirect transfer in the aggregate of a fifty percent (50%) interest (whether stock, partnership interest, rights to profit or capital, voting power, other beneficial interest or otherwise) in Subtenant shall be deemed an assignment hereunder.

         If this Agreement is assigned, or if the Subleased Premises or any part thereof shall be underlet or occupied by anybody other than Subtenant, Sublessor may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Subtenant from the further performance by Subtenant of covenants on the part of Subtenant herein contained. The consent by Sublessor to an assignment or underletting shall not in any way be construed to relieve Subtenant from obtaining the express consent in writing of Sublessor to any further assignment or underletting.

         11.      Quiet Possession.
                  ----------------
         Sublessor covenants and agrees with Subtenant that upon Subtenant's payment of rent and additional rent and performance of all of the terms, covenants and conditions on Subtenant's part to be observed and performed, Subtenant may peaceably and quietly enjoy the Subleased Premises, subject, nevertheless, to the terms and conditions of this Agreement and the Principal Lease.

         12.      Notices.
                  -------
         All notices or other communications given under any provisions of this Agreement shall be in writing and shall be deemed to have been duly given upon receipt of same when mailed by registered or certified mail, return receipt requested, addressed to Subtenant, to Subtenant's address first set forth in this Agreement, Attn: Ms. Blanca Stephens, Executive Vice President, Human Resources/Operations, copies of default notices only to Corbin, Silverman & Sanseverino LLP, Attn: Richard A. Nardi, Esq. or to such other place as Subtenant may designate by written notice to Sublessor, and to Sublessor at Sublessor's address first set forth in the Agreement or to such other addresses as may have been specified in writing by notice duly given by Sublessor to Subtenant.

         13.      Consent.
                  -------
         Whenever the consent of the Principal Landlord is required pursuant to the Principal Lease prior to Subtenant's performing any act, Subtenant shall first obtain the consent of the Principal Landlord prior to requesting Sublessor's consent which shall also be required; provided, however, that if Principal Landlord provides its consent, Sublessor's consent shall not be unreasonably withheld, provided further however, that Sublessor shall not be required to agree to any alteration unless Principal Landlord agrees that Sublessor shall have no duty to restore any such alteration.

         If Sublessor at any time withholds or delays its consent in respect of this Agreement and the provisions of this Agreement require Sublessor to not unreasonably withhold or delay such consent and it is established by a court or body having jurisdiction that Sublessor has been unreasonable in violation of such provisions, then the only effect of such finding shall be that Sublessor shall be deemed to have given its consent as of the date of such finding (subject to any appeals to which Sublessor may be entitled). Sublessor shall not in any case be liable to Subtenant or any other person in any respect for money damages or have any other liability to Subtenant or any other person by reason of any withholding or delay of such consent. At the request of Subtenant any dispute between the parties regarding Sublessor's consent shall be submitted to the American Arbitration Association and the costs thereof shall be shared equally by the parties.

         14.      Brokerage.
                  ---------
         Subtenant and Sublessor each warrant and represent that it did not consult or deal with any brokers with regard to this transaction. Subtenant and Sublessor each agree to indemnify and hold the other harmless from all liability, expense, loss, cost or damage, including reasonable legal fees, that may arise by reason of any broker's claims, demand or suits resulting from the breach of the herein representation or warranty. This indemnification shall survive the termination and/or earlier expiration of this Agreement.

         15.      Paragraphs of Principal Lease Not
                  Applicable to Agreement.
                  ----------------------------------
         (a) The following paragraphs contained in the Principal Lease shall not be deemed incorporated within the Agreement and no rights or benefits provided for in said paragraphs shall be accrued to the benefit of Subtenant:

                  (i) Any provisions inconsistent with the intent and structure of this Agreement, including without limitation, if applicable, security or term.


                  (ii) For the purposes of this Agreement, Section 1.03.

         (b) In order to insure that Sublessor shall have sufficient time within which to transmit to the Principal Landlord any notices or demands received from Subtenant, and to transmit to Subtenant any notices or demands received from the Principal Landlord, and to further insure that Sublessor shall have sufficient time to cure any breach by Subtenant of the provisions hereof before the Sublessor shall itself be in default under the Principal Lease, the following provisions shall apply:

         Wherever in the Principal Lease a time is specified within which the tenant thereunder must give notice or make a demand following an event, or within which tenant must respond to any notice, request or demand previously given or made by landlord thereunder, or to comply with any obligation on tenant's part thereunder, such time is hereby changed (for the purpose on incorporation into this Agreement) by subtracting three (3) business days therefrom, unless such time limit is ten (10) days or less, in which event it shall be shortened by two (2) days (but in no event less than twenty-four (24) hours).

         Wherever in the Principal Lease a time is specified within which landlord thereunder must give notice or make a demand following an event, or within which landlord must respond to any notice, request or demand previously given or made by tenant thereunder, or to comply with any obligation on landlord's part thereunder, such time is hereby changed (for the purpose of incorporation into this Agreement) by adding three (3) business days thereto.

         Whenever in the Principal Lease a time is specified for allowing tenant the right to take any action after the giving of notice or the making of any demand by tenant thereunder the same is hereby changed (for the purpose of incorporation into this Agreement) by adding three (3) business days thereto, and wherever in the Principal Lease a time is specified for allowing the landlord the right to take any action after the giving of any notice or the making of any demand by the landlord thereunder, such time is hereby changed (for the purpose of incorporation into this Agreement) by subtracting three (3) business days therefrom, unless such time limit is ten (10) days or less, in which event it shall be shortened by two (2) days (but in no event less than twenty-four (24) hours).

16.      Definitions of Terms.
         --------------------
         Unless otherwise defined in this Agreement, all capitalized terms shall have the same meaning or definition as in the Principal Lease. All references contained in the Principal Lease to "Commencement Date", "Expiration Date", "Demised Premises", "Demised Term" and "Fixed Rent" shall be deemed to mean "Sublease Commencement Date", "Sublease Expiration Date", "Subleased Premises", "Subleased Term", and "Subleased Fixed Rent", respectively.

         17.      Representations and Covenants.
                  -----------------------------
         (a) Sublessor represents and warrants to Subtenant that (i) the Principal Lease is in full force and effect, and has not been modified or amended, and (ii) to the best knowledge of Sublessor neither Sublessor nor Principal Landlord is in default under the Principal Lease.

         (b) Sublessor covenants, on the condition that Subtenant shall not then be in material default hereunder after all notice and grace periods, that it will not amend or terminate, or surrender its interest as tenant under the Principal Lease without the consent of Subtenant (unless same is required pursuant to the terms of the Principal Lease), and it will not do anything that would constitute a default under the Principal Lease.

         18.      Directory Listings.
                  ------------------
                  Subtenant shall be entitled to all directory listings that Sublessor is entitled to under the Principal lease.

         19.      Captions of Sections.
                  --------------------
         The captions of the various sections in this Agreement are inserted only as a convenience and for reference and in no way define, limit or describe the scope of this Agreement or the extent of any provision thereunder.

         20.      Entire Agreement.
                  ----------------
         This Agreement constitutes the entire agreement between the parties and there are no verbal or collateral understandings, agreements, representations or warranties not expressly set forth herein.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year first above written.

                                        P. KAUFMANN, INC. for
                                        JAY YANG PARTNERS,
                                        its division


                               By: /s/Signature Illegible

                                        NELSON COMMUNICATIONS INC.

                               By: /s/ Blanca Stephens
                                        Executive V.P.

                                    EXHIBIT A

                                      LEASE

                                     BETWEEN
                               41 MADISON COMPANY

                                                                           OWNER

                                       AND

                             JAY YANG DESIGNS, LTD.

                                                                          TENANT

                        Portion of Thirtieth (30th) Floor
                           NEW YORK MERCHANDISE MART*
                                41 MADISON AVENUE
                               NEW YORK, NEW YORK

Service Mark

         LEASE dated as of the 12th day of NOVEMBER, 1991 between 41 MADISON COMPANY, a New York partnership having its principal office at 345 Park Avenue, Borough of Manhattan, City, County and State of New York, as landlord (sometimes hereinafter referred to as "Owner"), and JAY YANG DESIGNS, LTD., a New York corporation having its principal office at 41 Madison Avenue, New York, New York (referred to as "Tenant").

                                   WITNESSETH:

Owner and Tenant hereby covenant and agree as follows:

                                    ARTICLE 1

                          DEMISE, PREMISES, TERM, RENTS

         Section 1.01. Owner hereby leases to Tenant and Tenant hereby hires from Owner that portion of the thirtieth (30th) floor which is indicated by outlining and diagonal markings on the floor plan identified as Exhibit 1; initialled by the parties, annexed hereto and made a part hereof in the building located at the southeast corner of Madison Avenue and East 26th Street, Borough of Manhattan, City of New York, known as 41 MADISON AVENUE (said building is referred to as the "Building", and the Building, together with the plot of land upon which it stands is referred to as the "Real Property"), at the annual rental rate or rates set forth in Section 1.03, and upon and subject to all of the terms, covenants and conditions contained in this Lease. The premises leased to Tenant, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Lease, other than Tenant's Personal Property (as defined in Article 4), are referred to, collectively, as the "Demised Premises" The Demised Premises is the same portion of the thirtieth
(30th) floor of the Building now occupied by Tenant pursuant to "Tenant's Existing Lease" defined in Section 38.01

         Section 1.02. A. The Demised Premises are leased for a term (referred to as the "Demised Term") to commence on December 1, 1992 and to end on November 30, 2002, unless the Demised Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

         B. The date upon which the Demised Term shall commence pursuant to subsection A of this Section is referred to as the "Commencement Date", and the date fixed pursuant to said subsection A as the date upon which the Demised Term shall end is referred to as the

"Expiration Date".

         C. Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Owner's failure to deliver possession of the Demised Premises on the date set forth in subsection A of this Section for the commencement of the Demised Term.

         Section 1.03. A. This Lease is made at the annual rental rate (referred to as "Fixed Rent") of ONE HUNDRED SEVENTY THREE THOUSAND TWO HUNDRED FIFTY and 00/100 ($173,250.00) DOLLARS

         D. The Fixed Rent and any additional rent payable pursuant to the provisions of this Lease shall be payable by Tenant to Owner at its office (or at such other place as Owner may designate in a notice to Tenant) in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, without prior demand therefor and without any offset or deduction whatsoever except as otherwise specifically provided in this Lease. The Fixed Rent shall be payable in equal monthly installments of FOURTEEN THOUSAND FOUR HUNDRED THIRTY SEVEN and 50/100 ----------------------------------($14,437.50) Dollars, in advance, on the first
(1st) day of each month during the Demised Term.

         Section 1.04. Tenant covenants (i) to pay the Fixed Rent and any additional rent payable pursuant to the provisions of this Lease, and (ii) to observe and perform, and to permit no violation of, the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                                                                (See Article 38)

                                    ARTICLE 2

                                USE AND OCCUPANCY

         Section 2.01. Tenant shall use and occupy the Demised Premises for Tenant's offices, design studios and showrooms for the display and sale at wholesale only of the following products manufactured and or designed by or for Tenant and sold by Tenant for its own account and not as a representative or agent of any other person: Textiles, wall coverings and home furnishings.

         Section 2.02. A. Tenant shall not use or occupy, or permit the use or occupancy of, the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in Section 2.01, or in any manner which, shall adversely affect or interfere with any services required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building, or with the proper and economical rendition of any such service, or with the use or enjoyment of any part of the Building by any other tenant or occupant.

         Section 2.02 B. Tenant shall not make, or permit to be made, any retail sales from the Demised Premises. Tenant shall not use or occupy, or permit the use or occupancy of, the Demised Premises or any part thereof for the storage of merchandise. Tenants shall not ship, or permit to be shipped, any merchandise from the Demised Premises to customers, but shall, instead, maintain separate storage and shipping facilities at a location or locations other than the Demised Premises, except minor shipping of small items and packages incidental to Tenant's permitted use of the Demised Premises in accordance with the provisions of Section 2.01 shall be allowed.

                                    ARTICLE 3

                                   ALTERATIONS

         Section 3.01. Tenant shall not make or perform, or permit the making or performance of, any alterations, installations, decorations, improvements, additions or other physical changes in or about the Demised Premises (referred to collectively, as "Alterations") without Owner's prior consent provided no such prior consent shall be required for decorations. Owner agrees not unreasonably to withhold or delay its consent to any Alterations which do not affect the structural integrity of the Building proposed to be made by Tenant to the Demised Premises for Tenant's business purposes. Notwithstanding the foregoing provisions of this Section or Owner's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions: All Alterations shall be made and performed at Tenant's sole cost and expense and at such time and in such manner as Owner may, from time to time, reasonably designate; Alterations shall be made only by contractors or mechanics approved by Owner, such approval not unreasonably to be withheld or delayed (notwithstanding the foregoing, all Alterations requiring mechanics in trades with respect to which Owner has adopted or may hereafter adopt a list or lists of approved contractors shall be made only by contractors selected by Tenant from such list or lists); no Alteration shall be made to the partitioning separating the Demised Premises and the public corridors or the entrance doors of the Demised Premises; no Alteration shall affect any part of the Building other than the Demised Premises or adversely affect other than to a diminimus extent any service required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building or reduce the value or utility of the Building; no Alteration shall affect the outside appearance of the Building or the color or style of any venetian blinds (except that Tenant may remove any venetian blinds provided that they are promptly replaced by Tenant with blinds of a similar type, material and color); all business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building; Tenant shall submit to Owner detailed plans and specifications (including layout, architectural, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Owner's approval of such plans and specifications; (any such plans and specifications so submitted by Tenant must comply with the general standards and guidelines by Owner or its managing agent for other tenants of the Building; currently such standards and guidelines are as follows: (i) The Standards For Alteration Drawings and Guide For Consulting Engineer, both dated May, 1988 and (ii) the Building Standard For Alteration Construction, dated June, 1990, all of Owner's managing agent, Rudin Management Co., Inc.), and provided such plans and specifications comply with the aforesaid standards and guidelines and the provisions of this Article 3 and further provided that the Alterations depicted on such plans and specifications comply with the provisions of this Article 3, then, Owner shall not unreasonably withhold or delay its consent to such plans and specifications prior to the commencement of each proposed Alteration, Tenant shall furnish to Owner duplicate original policies of workmen's compensation insurance covering all men to be employed in connection with such Alteration, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including property damage coverage) in which Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, (as of the date hereof only Owner and its managing agent Rudin Management Co., Inc. are required to be so named as parties insured) which policies shall be issued by companies, and shall be in form and amounts, consistent with Owner's requirements for other tenant's in the Building and shall be maintained by Tenant until the completion of such Alteration; all Alterations in or to the electrical facilities in or serving the Demised Premises shall be subject to the provisions of subsection C(1) of Section 29.04 (relating to increases in the Fixed Rent); all fireproof wood test reports, electrical and air conditioning certificates, and all other permits, approvals and certificates required by all governmental authorities shall be timely obtained by Tenant and submitted to Owner; notwithstanding Owner's approval of plans and specifications for any Alteration, all Alterations shall be made and performed in full compliance with all applicable laws, orders and regulations (including, but not limited to, the New York State Energy Conservation Construction Code) of Federal, State, County and Municipal authorities and with all directions, pursuant to law, of all public officers, and with all applicable rules, orders, regulations and requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body; provided that nothing contained herein shall limit Owner's obligations under Article 40 with respect to asbestos and other hazardous material; all Alterations shall be made and performed in accordance with the Building Rules and Building Rules for Alterations; all materials and equipment to be installed, incorporated or located in the Demised Premises as a result of all Alterations shall be new ad first quality; no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement of any kind; Tenant, before commencement of such Alteration, shall furnish to Owner a performance bond or other security satisfactory to Owner in an amount at least equal to the estimated cost of such Alteration; provided however that no such bond or security shall be required in connection with any Alteration constituting a single project which shall have a cost which is less than Thirty Thousand ($30,000.00) Dollars in the aggregate in the event Owner or its agents employ any independent architect or engineer to examine any plans or specifications submitted by Tenant to Owner in connection with any proposed Alteration, Tenant agrees to pay Owner a sum equal to any reasonable fees incurred by Owner in connection therewith.

         Section 3.02. Any mechanic's lien filed against the Demised Premises or the Building or the Real Property or the Real Property affected by the Air Rights Lease (as defined in Article 7) for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant, at Tenant's sole cost and expense, within twenty (20) days after the filing of such mechanic's lien.

         Section 3.03. Tenant shall not, at any time prior to or during the Demised Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Demised Premises, whether in connection with any Alteration or otherwise, if such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Owner. Tenant or others. In the event of any such interference or conflict. Tenant, upon demand of Owner, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

         Section 3.04. Without in any way limiting the generality of the provisions of Section 3.01, all Alterations shall be made and performed in full compliance with (a) New York City Local Law #5 of 1973 and any successor law of like import and (b) all Building wide standards and practices adopted by Owner for fire safety in the Building. No Alteration shall affect all or any part of any Class E Fire Alarm and Communication system installed in the Demised Premises, except that in connection with any such Alteration Tenant may relocate certain components of such system, provided (i) such relocation shall be performed in a manner first approved by Owner, (ii) the new location of any such component shall be first approved by Owner, (iii) prior to any such relocation Tenant shall submit to Owner detailed plans and specifications therefor which shall be first approved by Owner, and (iv) Owner shall have the election of relocating such components either by itself or by its contractors, in which event all expenses incurred by Owner shall be reimbursed by Tenant upon demand of Owner, as additional rent.

         Section 3.05. In the event that Tenant performs a major Alteration in the Demised Premises, Tenant, as part of such Alteration shall be required to install a sprinkler system in the Demised Premises and in connection therewith the following provisions of this Section shall apply: (i) such sprinkler system must comply with all applicable laws, orders, rules and regulations; (ii) the supplying and installing of any such sprinkler system shall be made in accordance with the provisions of this Lease, including but not limited to the provisions of this Article and Article 6 and the type, brand, location and manner of installation of such sprinkler system shall be subject to Owner's prior approval; and (iii) Tenant shall make all repairs and replacements, as and when necessary, to such sprinkler system and any replacements thereof. Notwithstanding the aforesaid provisions of this Section, Owner shall have the election of supplying and installing such sprinkler system either by itself or by its agents or contractors, in which event all costs and expenses incurred by Owner in connection with supplying and installing such sprinkler system and any repairs or replacements of such sprinkler system and any replacements thereof made by Owner at Owner's election, shall be paid by Tenant to Owner within ten
(10) days next following the rendition of a statement thereof by Owner to Tenant. In addition to paying all costs and expenses in connection with the supplying and installing of such sprinkler system, Tenant shall pay to the Owner, a fee equal to (x) Tenant's Proportionate Share (as defined in Article
23) of the cost and expense incurred by Owner to prepare the Building for the operation of such sprinkler system, plus (y) for each floor of the Building on which any portion of the Demised Premises is located Tenant's pro rata share of all of the costs and expenses incurred by Owner, if any, in supplying and installing a "sprinkler loop" on such floor which pro rata share shall be a fraction in which the numerator shall be the number of rentable square feet of that portion of the Demised Premises located on such floor and the denominator shall be the number of rentable square feet on such floor, provided however, that notwithstanding anything contained in this Section to the contrary, Owner shall have no obligation to install such "sprinkler loop" on any floor of the Building which shall be entirely demised to Tenant. Such fee shall be payable to Owner within ten (10) days next following the rendition of a statement thereof by Owner to Tenant. Notwithstanding anything contained in this Lease to the contrary, such sprinkler system or any replacement thereto and any installations in connection therewith, whether made by Tenant or Owner, shall upon expiration or sooner termination of the Demised Term be deemed the property of Owner.

                                                                (See Article 40)

         Section 3.06. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 3.01 with respect to which request Owner has agreed, in such Section not unreasonably to withhold and/or delay such consent or approval, may be submitted to arbitration by either party, by notice to the other, and, if so submitted, shall be finally determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any determination pursuant to the foregoing provisions shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. In making their determination, the arbitrators shall not subtract from, add to, or otherwise modify any of the provisions of this Lease. Owner and Tenant may, at their own expense, be represented by counsel and employ expert witness in any such arbitration. If the determination of any such arbitrator under this Section with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 3.01 shall be adverse to Owner, Owner shall be deemed to have granted the requested consent or approval but that shall be Tenant's sole remedy in such event and Owner shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent or approval.
                                                                (See Article 40)

                                    ARTICLE 4

                            OWNERSHIP OF IMPROVEMENTS

         Section 4.01. All appurtenances, fixtures, improvements, additions and other property attached to or installed in the premises demised in this Lease, whether by Owner or Tenant or others, and whether at Owner's expense, or Tenant's expense, or the joint expense of Owner and Tenant, shall be and remain the property of Owner, except that any such fixtures, improvements, additions, and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Owner, and which are removable without material damage to the said premises shall be and remain the property of Tenant and are referred to as "Tenant's Personal Property". Any replacements of any property of Owner, whether made at Tenant's expense or otherwise, shall be and remain the property of Owner.

                                    ARTICLE 5

                                     REPAIRS

         Section 5.01. Subject to the provisions of Article 39, Tenant shall take good care of the Demised Premises (including, but not limited to any and, at Tenant's sole cost and expense, shall make all repairs and replacements, structural and otherwise, as and when needed to preserve the Demised Premises (including, but not limited to, any sprinkler system which Tenant is obligated to install therein in accordance with the provisions of this lease) in good working order and condition, except that Tenant shall not be required to make any such structural repairs or structural replacements to the Demised Premises unless necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any such person. Without affecting Tenant's obligations set forth in the preceding sentence, Tenant, at Tenant's sole cost and expense, shall also (i) make all repairs and replacements and perform all maintenance, as and when necessary, to the lamps, tubes, ballasts, and starters in the lighting fixtures installed in the Demised Premises and all HVAC (as defined in Section 29.02) equipment installed in the Demised premises other than Building standard equipment, (ii) make all repairs and replacements, as and when necessary, to Tenant's Personal Property and to any Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant, (iii) make all replacements, as and when necessary, to all outside windows if such repair is necessitated by Tenant's acts, omissions or negligence and all interior plate and other glass in the Demised Premises, (iv) perform all maintenance and make all repairs and replacements, as and when necessary, to any private elevators, escalators, conveyors or mechanical systems which may be installed in the Demised Premises by Owner, Tenant or others. However, the provisions of the foregoing sentence shall not be deemed to give to Tenant any right to install any private elevators, escalators, conveyors or mechanical systems. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed in conformity with, and subject to the provisions of, the third (3rd) sentence of Section 3.01 and shall be at least equal in quality and class to the original work or installation provided that notwithstanding such incorporation of said Section 3.01, a reasonably detailed description of the nature and scope of such repair may be submitted to Owner for its consent in lieu of any detailed plans and specifications required of the third sentence of said Section 3.01 if such repair (x) does not require the filing of plans and/or specifications with the Building Department of the City of New York, or any successor thereto, and (y) is of a nature and character that the preparation of such detailed plans and specifications for such repair are not customary practice in the Borough of Manhattan; if submission of such detailed plans and specifications shall not be required as above provided, then at least five (5) business days prior to the commencement of such repairs Tenant shall deliver by hand personally to Owner or the building manager for the Building a notice of such proposed repair, which notice shall describe in reasonable detail the nature and scope of such repair.

                                                                (See Article 39)

                                    ARTICLE 6

                              COMPLIANCE WITH LAWS

         Section 6.01 Subject to the provisions of Article 40, Tenant, at Tenant's sole cost and expense, shall comply with all laws, orders and regulations (including, but not limited to, the New York State Energy Conservation Construction Code) of Federal, State. County and Municipal authorities, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupation thereof (sometimes referred to herein, collectively , as a "Legal Requirement") including, but not limited to, the installation and maintenance of a sprinkler system to serve the Demised Premises or any part thereof but only if compliance with such Legal Requirement with respect to the installation and maintenance of a sprinkler system arises out of the acts, omissions or negligence of Tenant (in contradistinction to the mere use and occupancy of the Demised Premises as offices, design studios or showrooms), and any requirement of New York City Local Law #16 of 1984 or any successor law of like import, except that Tenant shall not be required to make any structural Alterations or comply with any requirement of New York City Local Law #16 of 1984 in order so to comply unless such Alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees. contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises by Tenant or by any such person (in contradistinction to the mere use and occupancy of the Demised Premises as offices, design studios or showrooms) in which event such installation shall be deemed a non-structural alteration and Tenant shall be obligated to comply with such Legal Requirement. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article shall be made in conformity with, and subject to the provisions of, the third (3rd) sentence of Section
3.01. Any installation of such sprinkler system shall be made in conformity with the provisions of Section 3.05.

         Section 6.02. Tenant shall not do anything, or permit anything to be done, in or about the Demised Premises which shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Owner, or (iii) subject Owner to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Demised Premises, or (iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body, including, but not limited to, the installation and maintenance of a sprinkler system to serve the Demised Premises (if such installation and maintenance of such sprinkler system arises out of the acts, omissions and negligence of Tenant in contradiction to the mere use and occupancy of the Demised Premises as offices, design studios or showrooms) or any part thereof, and any requirement of New York City Local Law #16 of 1984 or any successor law of similar import if such compliance with said Local Law #16 arises o ut of the act, omission or negligence of Tenant or Tenant's manner of use of the Demised Premises (in contradistinction to the mere use of the Demised Premises as offices, design studios or showrooms. Owner hereby agrees that Tenant's mere use of the Demised Premises as offices, design studios and showrooms in accordance with the provisions of Section 2.01, in contradistinction to the manner of use of the Demised Premises, shall not be deemed a violation of the provisions of subdivisions (i) through (iv) of the immediately preceding sentence.

         Section 6.03. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building or property located therein.

         Section 6.04. If any alterations to the Building, including, but not limited to, the Demised Premises, are made by Owner in order to comply with New York City Local Law #5 of 1973 or any successor law of like import, at any time after the date of this Lease and prior to the Expiration Date, the cost of any such alterations shall, for the purposes of this Section, be deemed amortized by Owner in accordance with an amortization schedule with a reasonable interest factor included therein, determined by Owner, in Owner's reasonable judgement, and during each calendar year which shall include any part of the Demised Term for which such amortization shall be applicable,

Tenant shall pay to Owner a sum equal to Tenant's Proportionate Share (as defined in Article 23) of any such amortization and interest applicable to such calendar year. To the knowledge of Owner, as of August 20, 1991, the Building is in compliance with the current requirements of said Local Law #5 and Local Law #16.

         Section 6.05. Owner intends to supply and perform, on Tenant's behalf, all materials and work necessary or required to be supplied or performed to the floor of the Building on which the Demised Premises is located in order to comply with New York City Local Law #16 of 1984 or any successor law of like import. For each entire floor of the Building which comprises all or a portion of the Demised Premises, Tenant shall pay to Owner, upon Owner's demand, a sum equal to one hundred (100%) percent of all costs and expenses incurred by Owner in connection with such work and materials with respect to such floor. For each floor of the Building on which any portion of the Demised Premises is located Tenant shall pay Owner, upon Owner's demand, a sum equal to Tenant's pro rata share of all of the costs and expenses incurred by Owner in connection with such work and materials with respect to such floor, which pro rata share shall be a fraction in which the numerator shall be the number of rentable square feet of that portion of the Demised Premises located on such floor and the denominator shall be the number of rentable square feet on such floor. To the knowledge of Owner, as of August 20, 1991, the Building is in compliance with the current requirements of said Local Law #5 and Local Law #16.

                                                                (See Article 40)

                                    ARTICLE 7

                         SUBORDINATION, ATTORNMENT, ETC.

         Section 7.01. This Lease and all rights of Tenant under this Lease are, and shall remain, subject and subordinate in all respects to all ground or underlying leases now or hereafter in effect, including, but not limited to, a certain lease dated as of the 10th day of April, 1970 between the City of New York, as landlord, and 41 Madison Company, as tenant, affecting the real property immediately adjacent on the south to the plot of land upon which the Building stands, which lease is recorded in the Office of the Register of the City of New York, New York County, in Reel 174, page 798 (said lease is referred to as the "Air Rights Lease") and to all mortgages which may now or hereafter affect such leases and/or the Real Property, and to all advances made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, such leases and mortgages. The foregoing provisions of this Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate or other instrument which Owner, or any lessor under any ground or underlying lease, or any holder of any such mortgage may request, and Tenant hereby irrevocably constitutes and appoints Owner and all such lessors and holders, acting jointly or severally, as Tenant's agent and attorney-in-fact to execute any such certificate or other instrument for or on behalf of Tenant. Tenant agrees that in the event of the enforcement by a holder of any such mortgage of the remedies provided for by law or by such mortgage, no person succeeding to the interest of Owner as a result of such enforcement shall be bound by any payment of Fixed Rent or additional rent for more than one (1) month in advance other than the Security referred to in Article 36. If, in connection with obtaining financing for the Building, the Real Property, or the interest of the lessee under any ground or underlying lease, any recognized lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modifications upon Owner's request, provided that such modifications do not increase the obligations, or materially and adversely affect the rights, of Tenant under this Lease No act or failure to act on the part of Owner which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Owner's act or failure to act to the holder or holders of any mortgage affecting the Real Property or the lessor under any ground or underlying lease affecting the Real Property of whom Tenant has been given written notice specifying the act or failure to act on the part of Owner which could or would give basis to Tenant's rights; and (ii) the holder or holders of such mortgages, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this sentence shall be deemed to impose any obligation on any such holder to correct or cure such condition. "Reasonable Time" as used above means and includes a reasonable time to obtain possession of the Building if any such holder elects to do so and a reasonable time to correct or cure the condition of such condition is determined to exist provided that such "Reasonable Time" shall not exceed a period of one hundred twenty (120) days. Supplementing the provisions of this
Section 7.01, the word "mortgage" as used in this Section 7.01 shall be deemed to mean and include: (i) all existing mortgages, and all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for said mortgages, and (ii) one or more mortgages made or assigned to one or more savings banks, commercial banks, trust companies, insurance companies, universities, pension funds, or similar first mortgage lending institutions (referred to collectively, as "Institutional Lenders") and, if there shall be more than one such mortgage, all of such mortgages which shall be consolidated or correlated in a single instrument setting forth the manner of payment of the total indebtedness secured thereby, it being intended that such mortgage or mortgages as so consolidated or correlated, shall be of the character commonly known as "first mortgage", and (iii) any other mortgage or mortgages whether or not of the character commonly known as "first mortgage" provided that any such other mortgage shall contain a provision, or the holder thereof shall deliver an agreement to Tenant, in either case to the effect that any steps or proceedings taken by reason of default in any such mortgage shall not cut off this Lease, nor shall Tenant's possession be disturbed by virtue of such steps or proceedings, so long as there shall be no default by Tenant under any of the terms, covenants or conditions of this Lease, however, Tenant agrees that Tenant shall have no right of set-off or other claim against the holder of such mortgage (if it should become Tenant's lessor under this Lease), based upon any act of Owner or any other circumstance or act occurring prior to the date when such holder shall become Tenant's lessor under this Lease.

         Section 7.02. If, at any time prior to the expiration of the Demised Term, any ground or underlying lease under which Owner then shall be the lessee shall terminate or be terminated for any reason, Tenant agrees, at the election and upon demand of any owner of the Real Property, or of the holder of any mortgage in possession of the Real Property or the Building, or of any lessee under any other ground or underlying lease covering premises which include the Demised Premises, to attorn, from time to time, to any such owner, holder, or lessee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Demised Premises. The provisions of this Section shall enure to the benefit of any such owner, holder, or lessee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such ground or underlying lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, holder, or lessee, agreed to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section, reasonably satisfactory to any such owner, holder, or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder, or lessee.

         Section 7.03. From time to time, within seven (7) days next following Owner's request, Tenant shall deliver to Owner a written statement executed and acknowledged by Tenant, in form reasonably satisfactory to Owner, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth the specific nature of all modifications), and (ii) setting forth the date to which the Fixed Rent has been paid, and (iii) stating whether or not, to the best knowledge of Tenant, Owner is in default under this Lease, and, if Owner is in default, setting forth the specific nature of all such defaults. Tenant acknowledges that any statement delivered pursuant to this Section may be relied upon by any purchaser or owner of the Building, or the Real Property, or Owner's interest in the Building or the Real Property or any ground or underlying lease, or by any mortgagee, or by any assignee of any mortgagee, or by any lessee under any ground or underlying lease.

                                    ARTICLE 8

                               PROPERTY LOSS, ETC.

         Section 8.01. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Owner nor Owner's agents shall be liable for any loss of or damage to any such property by theft or otherwise. Neither (i) the performance by Owner, Tenant or others of any decorations, repairs, alterations, additions or improvements in or to the Building or the Demised Premises, nor the failure of Owner or others to make any such decorations, repairs, alterations, additions or improvements, nor (iii) any damage to the Demised Premises or to the property of Tenant, nor any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, nor (iv) any latent defect in the Building or in the Demised Premises, nor (v) any temporary or permanent closing, darkening or bricking up of any windows, including show windows, of the Demised Premises for any reason whatsoever including, but not limited to, Owner's own acts, nor (vi) any inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (i) through (v), shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or any lessor under any ground or underlying lease, other than such liability as may be imposed upon Owner by law for Owner's negligence or the negligence of Owner's agents, servants or employees in the operation or maintenance of the Building or for the breach by Owner of any express covenant of this Lease on Owner's part to be performed. Tenant's taking possession of the Demised Premises shall be conclusive evidence, as against Tenant, that, at the time such possession was so taken, the Demised Premises and the Building were in good and satisfactory condition Subject to Owner's repair obligations under Article 39.

                                    ARTICLE 9

                      DESTRUCTION - FIRE OR OTHER CASUALTY

         Section 9.01. If the Demised Premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Owner of such damage, Owner, at Owner's expense, shall repair such damage subject to Owner's options as hereinafter provided and further subject to the provisions of Section 9.05. However, Owner shall have no obligation to repair any damage to, or to replace, Tenant's Personal Property or any other property or effects of Tenant. Except as otherwise provided in Section 9.03, if the entire Demised Premises shall be rendered untenantable by reason of any such damage, the Fixed Rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the Fixed Rent shall abate for such period in the proportion which the area of the part of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises. However, if, prior to the date when all of such damage shall have been repaired, any part of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the Fixed Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term,
(i) the Demised Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Owner shall decide not to restore the Demised Premises, or (ii) the Building shall be so damaged by fire or other casualty that, in Owner's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall have been damaged or rendered untenantable), then, in any of such events, Owner, at Owner's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent shall be apportioned as of such date and any prepaid portion of Fixed Rent for any period after such date shall be refunded promptly by Owner to Tenant.

         Section 9.02. Owner shall attempt to obtain and maintain, throughout the Demised Term, in Owner's fire insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Owner's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions. Owner shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Owner for such additional premium for the remainder of the Demised Term, Owner shall require the inclusion of such or similar provisions by Owner's fire insurance carriers. As long as such or similar provisions are included in Owner's fire insurance policies then in force, Owner hereby waives (i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Owner's fire insurance carriers shall not include such or similar provisions in Owner's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Owner to Tenant, be deemed of no further force or effect.

         Section 9.03. Except to the extent expressly provided in Section 9.02, nothing contained in this Lease shall relieve Tenant of any liability to Owner or to its insurance carriers which Tenant may have under law or the provisions of this Lease in connection with any damage to the Demised Premises or the Building by fire or other casualty. Notwithstanding the provisions of Section 9.01, if any such damage, occurring after any date when the waivers set forth in Section 9.02 are no longer in force and effect, is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, contractors, visitors or licensees, then there shall be no abatement of Fixed Rent by reason of such damage.

         Section 9.04. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's fire insurance policies covering Tenant's property in the Demised Premises, and Tenant's use and occupancy of the Demised Premises, and/or Tenant's profits (and shall cause any other permitted occupants of the Demised Premises to attempt to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Owner notice thereof. In such event, if Owner agrees, in writing, to reimburse Tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such fire insurance carriers. As long as such or similar provisions are included in such fire insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any ground or underlying leases, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner or of any such lessor, or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such fire insurance carriers shall not include such or similar provisions in any such fire insurance policy, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Owner, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.

         Section 9.05. A. Supplementing the provisions of Section 9.01, in the event (a) the Demised Premises or Building shall be damaged by fire or other casualty and Tenant shall be unable to use the Demised

Premises or a substantial part thereof as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of Section 9.01 and shall, accordingly, be obligated to repair any such damage, then, if such damage is not repaired within eighteen (18) months after the date of such fire or other casualty (such eighteen (18) month period is referred to as the "Restoration Period"), Tenant shall have the following options:

                           (i)      to give to Owner within fifteen (15) days
next following the expiration of the Restoration Period a five (5) days' notice of termination of this Lease, or

                           (ii)     to extend the Restoration Period for a
further period of six (6) months by notice given to Owner within fifteen (15) days after the expiration of the initial Restoration Period. In the event Tenant shall have given such notice to Owner extending the initial Restoration Period and if such damage shall not have been repaired by Owner within any extended Restoration Period, Tenant shall have the options to (a) further extend the Restoration Period for further successive periods of six (6) months, by notice given to Owner within fifteen (15) days after the expiration of any extended Restoration Period or (b) to give Owner, within fifteen (15) days after the expiration of any such extended Restoration Period a five (5) days' notice of termination of this Lease.

                                    B.      Notwithstanding anything to the
contrary contained in the provisions of Paragraph A of this Section 9.05, in the event Owner, in Owner's opinion, shall determine that the repair of such damage to the Demised Premises or Building will reasonably require a period longer than eighteen (18) months, Owner may, within ninety (90) days after the date of such fire or casualty, give a notice to Tenant extending the initial Restoration Period to the date upon which Owner estimates that such repair to the Demised Premises or Building shall be completed. In the event Owner shall give such a notice under this Paragraph B, then, (a) the initial Restoration Period set forth in Paragraph A of this Section 9.05, shall be so extended and (b) Tenant shall have the further option to give to Owner a five (5) days' notice of termination of this Lease within fifteen (15) days next following the giving of such notice under this Paragraph B by Owner to Tenant extending the initial Restoration Period.

                                    C.      Time is of the essence with respect
to the giving by Tenant to Owner of any notice in accordance with the provisions of Paragraphs A and B of this Section 9.05 and in the event that Tenant shall fail to give any such notice within the time periods set forth therein, Tenant shall be deemed to have given to Owner a notice pursuant to subdivision (ii) of Paragraph A of this Section 9.05 extending the Restoration Period provided, however, that any five

(5) days' notice of termination given by Tenant pursuant [text missing in original].

                                   ARTICLE 10

                                 EMINENT DOMAIN

         Section 10.01. If the whole of the Demised Premises shall be acquired or condemned for any public or quasipublic use or purpose, this Lease and the Demised Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Demised Premises shall be so acquired or condemned then, except as otherwise provided in this Section, this Lease and the Demised Term shall continue in force and effect but, from and after the date of the vesting of title, the Fixed Rent shall be reduced in the proportion which the area of the part of the Demised Premises so acquired or condemned bears to the total area of the Demised Premises immediately prior to such acquisition or condemnation and the amount of "Tenant's Proportionate Share" (defined in Section 23.01) shall be appropriately adjusted to reflect that part of the Demised Premises so acquired or condemned. If only a part of the Real Property shall be so acquired or condemned, then (i) whether or not the Demised Premises shall be affected thereby, Owner, at Owner's option, may give to Tenant, within sixty (60) days next following the date upon which Owner shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease, and (ii) if the part of the Real Property so acquired or condemned shall contain more than ten (10%) per cent of the total area of the Demised Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Demised Premises, Tenant, at Tenant's option, may give to Owner, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five
(5) days' notice of termination of this Lease. In the event any such five (5) days' notice of termination is given, by Owner or Tenant, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Demised Premises shall be so acquired or condemned and this Lease and the Demised Term shall not be terminated pursuant to the foregoing provisions of this Section, Owner, at Owner's expense, shall restore that part of the Demised Premises not so acquired or condemned to a self-contained rental unit in substantially the same condition as existed prior to such acquisition or condemnation. In the event of any termination of this Lease and the Demised Term pursuant to the provisions of this Section, the Fixed Rent shall be apportioned as of the date of sooner termination and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

         Section 10.02. In the event of any such acquisition or condemnation of all or any part of the Real Property, Owner shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Owner or the condemning authority for the value of any unexpired portion of the Demised Term and Tenant hereby expressly assigns to Owner all of its right in and to any such award. Nothing contained in this Section shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the value of any items of Tenant's Personal Property which are compensable, in law, as trade fixtures.

                                   ARTICLE 11

                            ASSIGNMENT AND SUBLETTING

         Section 11.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, covenants that, without the prior consent of Owner in each instance, it shall not (i) assign whether by merger, consolidation or otherwise, mortgage or encumber its interest in this Lease, in whole or in part, or (ii) sublet, or permit the subletting of, the Demised Premises or any part thereof, or (iii) permit the Demised Premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant. Except as otherwise provided to the contrary in Section 11.05 and/or 11.06. The sale, pledge, transfer or other alienation of (a) more than forty-nine percent of the issued and outstanding capital stock of any corporate Tenant or (b) more than forty-nine percent of any interest in any partnership or joint venture Tenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of this Lease which shall require the prior consent of Owner in each instance. Notwithstanding the aforesaid provisions of this Section 11.01, the sale, pledge, transfer or other alienation of more than forty-nine (49%) percent of any of the issued and outstanding capital stock of Jay Yang Designs, Ltd., (or any subsidiary of affiliate of said Jay Yang Designs, Ltd. to whom this Lease has been assigned in accordance with the provisions of Section 11.05), (a) to or among "Tenant's Existing Shareholders" (hereinafter defined) or the spouse, children or parents (or trusts for the benefit of any of the foregoing persons) of said Tenant's Existing Shareholders, or (b) upon the death of any of Tenant's Existing Shareholders shall not be deemed an assignment of this Lease. Tenant's Existing Shareholders are (i) Mr. William Zales, an individual residing at 293 Riversville Road, Greenwich, Connecticut 0683, (ii) Mr. Jay Yang, an individual residing at 408 Ridgefield Road, Wilton, Connecticut 06897 and (iii) M. Didier Pineau-Valencienne, an individual residing at 12 Rue des Pins, 92100, Boulogne-Sur-Seine, France.

         Section 11.02. If Tenant's interest in this Lease is assigned, whether or not in violation of the provisions of this Article, Owner may collect rent from the assignee; if the Demised Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this Article, Owner, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant. In either case, Owner shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting, occupancy, or use, whether with or without Owner's prior consent, nor any such collection or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Owner of such assignee, subtenant, occupant or user as tenant. The consent by Owner to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior consent of Owner to any further assignment, subletting, occupancy or use. The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises, or be deemed to constitute, or serve as a substitute for, any prior consent of Owner required under this Article, and it is understood that any such listing shall constitute a privilege extended by Owner which shall be revocable at Owner's will by notice to Tenant. Tenant agrees to pay to Owner reasonable counsel fees incurred by Owner in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Owner from any person other than Tenant as provided in this Section, nor any application of any such rent as provided in this Section shall, in any circumstances, relieve Tenant of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

         Section 11.03. As long as Tenant is not in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner agrees not to unreasonably withhold or delay (subject to the following provisions of this Section 11.03) Owner's prior consent to a subletting by Tenant of the entire Demised Premises to one (1) subtenant for undivided occupancy by such subtenant, for the use permitted in this Lease, or as offices and/or showrooms for the display and sale at wholesale only directly by the proposed subtenant of products sold by either the "Table Top" or "Home Furnishings" Industry except that the enumerated products set forth in Section 2.01 shall be manufactured by or for such subtenant and sold by such subtenant for its own account, and not as a representative or agent of any other person. At least thirty (30) days prior to any proposed subletting, Tenant shall submit to Owner a statement containing the name and address of the proposed subtenant and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof. Owner may, however, arbitrarily withhold such consent if, in Owner's reasonable judgment, the occupancy of the proposed subtenant will tend to impair the character or dignity of the Building or impose any additional burden upon Owner in the operation of the Building. In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's refusal to consent to any subletting, such dispute shall be determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. If the determination of any such arbitration shall be adverse to Owner, Owner, nevertheless, shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent, and Tenant's sole remedy in such event shall be to enter into the proposed subletting. Notwithstanding the foregoing provisions of this Section, (1) in the event Tenant proposes to sublet the Demised Premises, whether or not such subletting is for all or substantially all of the remainder of the Demised Term, Owner, at Owner's option, may give to Tenant, within twenty-five (25) days after the submission by Tenant to Owner of the statement required to be submitted in connection with such subletting, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the Expiration Date, the Fixed Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant or (2) in the event Tenant proposes to sublet the Demised Premises for less than all or substantially all of the remainder of the Demised Term, Owner, at Owner's option, may give to Tenant within twenty-five (25) days after the submission by Tenant to Owner of the statement required to be submitted in connection with such proposed subletting, a notice electing to recapture the Demised Premises during the period (referred to as the "Recapture Period") commencing on the date (referred to as the "Recapture Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such statement, and ending on the proposed expiration date of the term of the proposed subletting, as set forth in such statement, and in the event such notice is given (i) the Demised Premises shall be recaptured by Owner during the Recapture Period; (ii) Tenant shall surrender the Demised Premises to Owner on or prior to the Recapture Date in the same manner as if said Date were the Expiration Date;

(iii) during the Recapture Period Tenant shall have no rights with respect to the Demised Premises nor any obligations with respect to the Demised Premises, including, but not limited to, any obligations to pay Fixed Rent or any increases therein or any additional rent, and any prepaid portion of Fixed Rent allocable to the Recapture Period shall be refunded by Owner to Tenant; (iv) there shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year (as defined in Article 23) in which said Recapture Date shall occur; (v) upon the expiration of the Recapture Period, the Demised Premises, in its then existing condition, shall be deemed restored to Tenant and Tenant shall have all rights with respect to the Demised Premises which are set forth in this Lease and all obligations with respect to the Demised Premises which are set forth in this Lease including, but not limited to, the obligations for the payment of Fixed Rent and any increases therein and any additional rent (as they would have been adjusted if Tenant occupied the Demised Premises during the Recapture Period) during the period (referred to as the "Recapture Restoration Period") commencing on the date next following the expiration of the Recapture Period and ending on the Expiration Date, except in the event that Owner is unable to give Tenant possession of the Demised Premises at the expiration of the Recapture Period by reason of the holding over or retention of possession of any tenant or other occupant, in which event (x) the Recapture Restoration Period shall not commence and the Demised Premises shall not be deemed available for Tenant's occupancy and Tenant shall not be required to comply with the obligations of Tenant under this Lease until the date upon which Owner shall give Tenant possession of the Demised Premises free of occupancies, (y) neither the Expiration Date nor the validity of this Lease shall be affected, and (z) Tenant waives any rights under
Section 223-a of the Real Property Law of the State of New York, or any successor statute of similar import, to rescind this Lease and further waives the right to recover any damages which may result from the failure of Owner to deliver possession of the Demised Premises at the end of the Recapture Period; and (vi) there shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year in which the Recapture Restoration Period shall commence. The failure by Owner to exercise any option under this Section with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the Demised Premises. If (a) Owner shall (i) fail or refuse to consent to any proposed subletting, or (ii) exercise any of its options under this Section 11.03, or (b) any proposed subletting shall fail to be consummated for any reason whatsoever, Tenant shall indemnify Owner from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any claims against Owner by any broker or other person, for a brokerage commission or other similar compensation in connection with any such proposed subletting. Owner and Tenant agree that (i) any increase in the rental value of the Demised Premises over and above the Fixed Rent payable pursuant to the provisions of this Lease, as such Fixed Rent may be increased from time to time pursuant to the provisions of this Lease, and (ii) any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant in connection with an assignment of the Tenant's interest in this Lease or the interest of any subtenant or other person claiming through or under Tenant under any sublease shall accrue to the benefit of Owner and not to the benefit of Tenant. or of any subtenant or other person claiming through or under Tenant, or of the creditors of Tenant or of any such subtenant or other person claiming through or under Tenant. Accordingly, it is agreed that if Owner shall fail to exercise its option to sooner terminate this Lease or its option to recapture the Demised Premises in connection with any proposed subletting by Tenant, or if any subtenant or other person claiming through or under Tenant shall sublet all or any portion of the Demised Premises. Tenant shall pay to Owner a sum equal to any Subletting Profit, as such term is hereinafter defined. All rentals and other sums (including, but not limited to, sums paid for the sale or rental of any fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized [on a straight-line basis over the term of this Lease or, in the event of a further subletting, over the term of the initial sublease, as the case may be] cost thereof, which were provided and installed in the sublet premises at the sole cost and expense of Tenant or such subtenant or other person claiming through or under Tenant and for which no allowance or other credit has been given) payable by any subtenant to Tenant or to any subtenant or other person claiming through or under Tenant in connection with any subletting in excess of the Fixed Rent then payable by Tenant to Owner under this Lease are referred to, in the aggregate, as "Subletting Profit"; and there shall be deducted the actual bona fide brokerage commission paid by Tenant, if any such commission shall be incurred by Tenant or any such subtenant or other person claiming through or under Tenant in connection with such subletting which deduction for the actual bona fide brokerage commission paid by Tenant shall be amortized on a straight line basis over the entire term of such subletting. Owner and Tenant agree that if Tenant, or any subtenant or other person claiming through or under Tenant, shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease, as the case may be, Tenant shall pay to Owner a sum equal to any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant for such assignment provided that Tenant, or any such subtenant or other person as the case may be, shall be entitled to deduct from such sum to be paid to Owner the following: (a) the actual bona fide brokerage commission paid by Tenant in connection with such assignment and (b) the amount paid to Tenant, or any such subtenant, for the then net unamortized (on a straight-line basis over the term of this Lease) cost of any fixtures, leasehold improvements, equipment, furniture and other personal property sold by Tenant, or any such subtenant, to the assignee in connection with such assignment (the "Sold Leasehold Improvements"), provided that (i) such assignment shall expressly state the consideration allocated to the sale of such Sold Leasehold Improvements, and (ii) such Sold Leasehold Improvements were provided and installed in the Demised Premises at the sole cost and expense of Tenant, or any such subtenant, and for which no allowance or other credit was given by Owner. However, notwithstanding the aforesaid provisions of this
Section 11.03, an assignment of Tenant's interest in this lease made solely in accordance with the provisions of Section 11.06 shall be deemed an assignment without consideration and accordingly Owner shall not be entitled to the payment of any sum referred to in the immediate preceding sentence. All sums payable hereunder by Tenant shall be paid to Owner as additional rent immediately upon the payment of such sums to Tenant or to any subtenant or other person claiming through or under Tenant and, if requested by Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of such sums to be paid to Owner; however, neither Owner's failure to request the execution of such agreement nor Tenant's failure to execute such agreement shall vitiate the provisions of this Section. For the purposes of this Article, a trustee, receiver or other representative of the Tenant's or any subtenant's estate under any federal or state bankruptcy act shall be deemed a person claiming through or under Tenant. Neither Owner's consent to any subletting nor anything contained in this Section shall be deemed to grant to any subtenant or other person claiming through or under Tenant the right to sublet all or any portion of the Demised Premises or to permit the occupancy of all or any portion of the Demised Premises by others. Neither any subtenant referred to in this Section nor its heirs, distributees, executors, administrators, legal representatives, successors nor assigns, without the prior consent of Owner in each instance, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any part thereof, or (iii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such subtenant. The sale, pledge, transfer or other alienation of more than forty-nine (49%) of (a) any of the issued and outstanding capital stock of any corporate subtenant or (b) any interest in any partnership or joint venture subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of such sublease which shall require the prior consent of Owner in each instance.

         Section 11.04. In the event that, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in subsections 16.01(c) and
(d), or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to Section 16.01 based upon any of the Events of Default set forth in said subsections, Tenant, upon request of Owner given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Owner in the event of a disaffirmance or rejection or in the event of termination other than by act of Owner), shall
(i) pay to Owner all Fixed Rent, additional rent and other charges due and owing by the assignee to Owner under this Lease to and including the date of such disaffirmance, rejection or termination, and (ii) as "tenant", enter into a new lease with Owner of the Demised Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date unless sooner terminated as in such lease provided, at the same Fixed Rent and then executory terms, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, and (b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (c) such new lease shall require Tenant to pay all increases in the Fixed Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of
Article 23 of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. In the event Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Owner's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Owner shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as at the commencement date thereof by reason of Tenant's default thereunder.

                                                                (See Article 38)

         Section 11.05. A. Supplementing the provisions of Article 11, as long as Tenant is not in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed and performed, (1) Jay Yang Designs, Ltd., Tenant named herein, or (2) the direct and immediate subtenant of Jay Yang Designs, Ltd. in accordance with a subletting consented to by Owner or expressly permitted by the provisions of this Lease (referred to herein as "Tenant's Direct Subtenant") shall each have the right, without the prior consent of Owner, to assign its interest in this Lease, for the use permitted in this Lease, to any subsidiary or affiliate of Tenant named herein, or such Tenant's Direct Subtenant, which is in the same general line of business as Tenant named herein, or such Tenant's Direct Subtenant, and only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein, or such Tenant's Direct Subtenant, shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, or such Tenant's Direct Subtenant, and (b) an "affiliate" of Tenant named herein, or such Tenant's Direct Subtenant, shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant, or such Tenant's Direct Subtenant. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. No such assignment shall be valid or effective unless, within ten (10) days after the execution thereof, Tenant, or such Tenant's Direct Subtenant, shall deliver to Owner all of the following: (1) a duplicate original instrument of assignment, in form and substance reasonably satisfactory to Owner, duly executed by Tenant, or such Tenant's Direct Subtenant, in which Tenant, or such Tenant's Direct Subtenant, shall (a) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rule of law, and (b) acknowledge that Tenant's obligations with respect to this Lease, or any obligations of such Tenant's Direct Subtenant under any sublease or any agreement with Owner, shall not be discharged, released or impaired by
(i) such assignment, (ii) any amendment or modification of this Lease, or such sublease or agreement with Owner, whether or not the obligations of Tenant, or such Tenant's Direct Subtenant, are increased thereby, (iii) any further assignment or transfer of Tenant's interest in this Lease or the interest of such Tenant's Direct Subtenant under any sublease, (iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, or any obligations of such Tenant's Direct Subtenant under any sublease or any agreement with Owner, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant, or such Tenant's Direct Subtenant, shall consent in advance, and (c) expressly waive and surrender any then existing defense to its liability hereunder as an assignor or a surety it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder, or any obligations of such Tenant's Direct Subtenant under any sublease or any agreement with Owner, with respect to its status as assignor or a surety shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance reasonably satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and/or all of the terms, covenants and conditions of any sublease or any agreement with Owner on the part of Tenant's Direct Subtenant to be observed or performed.

B. Further supplementing the provisions of Article 11, as long as Tenant is not in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed and performed, (1) Jay Yang Designs, Ltd., Tenant named herein, or (2) a Tenant's Direct Subtenant (defined in Paragraph A hereof) shall have the right without the prior consent of Owner, to sublet to, or permit the use or occupancy of, all or any part of the Demised Premises by any subsidiary or affiliate (as said terms are defined in Section 11.05.A.) of Tenant named herein, or such Tenant's Direct Subtenant, for the use permitted in this Lease provided that such subsidiary or affiliate is in the same general line of business as the Tenant named herein, or such Tenant's Direct Subtenant, and only for such period as it shall remain such subsidiary or affiliate and in the same general line of business as the Tenant named herein, or such Tenant's Direct Subtenant. However, no such subletting shall be valid unless, prior to the execution thereof, Tenant, or such Tenant's Direct Subtenant, shall give notice to Owner of the proposed subletting, and within ten (10) days prior the commencement of said subletting, Tenant, or such Tenant's Direct Subtenant, shall deliver to Owner an agreement, in form and substance reasonably satisfactory to Owner, duly executed by Tenant, or such Tenant's Direct Subtenant, and said subtenant, in which said subtenant shall assume performance of and agree to be personally bound by, all of the terms, covenants and conditions of this Lease which are applicable to said subtenant and such subletting. Tenant, or such Tenant's Direct Subtenant, shall give prompt notice to Owner of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises. For the purposes of determining the number of subtenants or occupants in the Demised Premises, the occupancy of any such permitted subsidiary or affiliate of Tenant, or such Tenant's Direct Subtenant, shall be deemed the occupancy of Tenant, or such Tenant's Direct Subtenant, and such subsidiary or affiliate shall not be counted as a subtenant or occupant for the purposes of Section 11.03 and the provisions of Section 11.03 relating to Owner's option to terminate this Lease and the provisions of Section
11.03 relating to Subletting Profits shall not be applicable to any proposed subletting to any such subsidiary or affiliate of Tenant, or such Tenant's Direct Subtenant, pursuant to the provisions of this Section.

         Section 11.06. A. Further supplementing the provisions of Article 11, as long as Tenant is not then in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Tenant shall have the right (without the prior consent of Owner, but subject to full and complete compliance with all of the terms and conditions of this Section 11.06) to assign Tenant's interest in this Lease to any person, corporation, partnership, or other business entity which is a successor of Tenant, either by merger or consolidation or the purchase of all or substantially all of the assets, business and goodwill of Jay Yang Designs, Ltd., Tenant named herein, (which may include the transfer of the outstanding capital stock of Tenant) provided that all of the following requirements are fully and completely complied with:

                           (a) Owner shall be given not less than thirty (30)
                  days prior notice of such proposed assignment (sometimes referred to herein as "Tenant's Proposed Assignment Notice"); and

                           (b) Said person, corporation, partnership or other
                  business entity (sometimes referred to as the "Transferee") shall either;

                                    (i) have a net worth, as determined in
                           accordance with generally accepted accounting principles consistently applied after consummation of such merger, consolidation or purchase and such assignment of Tenant's interest in this Lease which is equal to the product of (1) the then Fixed Rent and increases thereof and (2) the number of years or partial year remaining in the Demised Term, beginning on the date Owner is given Tenant's Proposed Assignment Notice, but in no event shall such net worth be required to exceed One Million Seven Hundred Thousand ($1,700,000) Dollars or be less than One Million ($1,000,000) Dollars; or

                                    (ii) increase the Security under Article 36
                           to a sum equal to twelve (12x) times the monthly installment of Fixed Rent and any increases thereof payable for the month in which the aforesaid notice of the proposed assignment is given to Owner, which increased Security shall thereafter be held by Owner in accordance with and pursuant to the provisions of
                           Article 36 (in the event that at the time of such notice Owner is no longer holding any Security, then, Tenant shall deliver new Security in an amount equal to the aforesaid sum which shall thereafter be held by Owner in accordance with and pursuant to the provisions of Article 36 which shall thereupon continue to remain in full force and effect with respect to said new Security); and

                           (c) The Transferee shall in good faith intend to
                  continue to operate Tenant's then present business, or a substantial portion thereof, in the Demised Premises; and

                           (d) The interest of Tenant named herein, in this
                  Lease is not the sole or principal asset of Tenant named herein at the time of such proposed assignment; and

                           (e) The transaction of which such assignment is a
                  part is made for a bona fide business purpose other than the transfer of Tenant's interest in this Lease; and

                           (f) At the time of the Tenant's Proposed Assignment
                  Notice by Tenant to Owner of such proposed assignment, Tenant shall deliver to Owner either

                                            (i) detailed statements of the
                           financial condition of both Tenant and the proposed Transferee; such statements shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis, by a firm of reputable independent certified public accountants, and shall (x) reflect the total true financial condition of Tenant and the proposed Transferee as of a date which is no more than three
                           (3) months prior to the date of Tenant's Proposed Assignment Notice and with respect to the proposed Transferee upon consummation of such merger, consolidation, purchase, and assignment and (y) provide sufficient information so Owner may reasonably determine if the net worth of the proposed Transferee complies with the requirements of subparagraph (b)(i) hereof; such statements with regard to Tenant shall be sworn to as correct by a general partner or an executive officer of Tenant and such statements with regard to the proposed Transferee shall be sworn to as correct by a general partner or an executive officer of the proposed Transferee and in any event all such statements (which are not certified) shall be accompanied by a declaration from the accountants who prepared same that such accountants have no knowledge of any material inaccuracies in such statements; Owner acknowledges and agrees that any such statement with respect to the proposed Transferee upon consummation of such merger, consolidation, purchase, and assignment may be a so called "Proforma Statement"; to the extent available Owner shall be supplied with the most recent certified statements of Tenant and the proposed Transferee and all interim statements issued after the period of such certified statement; Tenant and the proposed Transferee shall promptly supply Owner with any additional information reasonably requested by Owner in connection with the statements so submitted to Owner; or

                                            (ii) shall deliver to Owner a
                           certified or Bank check, in either case drawn on a bank which is a member of the New York Clearing House, payable to Owner in a sum which complies with the increased Security requirement of subparagraph
                           (b)(ii) hereof.

                  Notwithstanding anything contained in this Section 11.06 to the contrary, no such assignment to a Transferee shall be permitted, valid or effective against Owner if Tenant shall then be in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed or performed or if all of the aforesaid requirements in the aforesaid subparagraphs (a) through (f) are not all fully and completely complied with. In the event Owner believes that the requirements of the aforesaid subparagraphs
(a) through (f) have not all been fully and completely complied with or that there is a default by Tenant under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed or performed Owner must give Tenant notice of such noncompliance (sometimes referred to herein as "Owner's 11.06 Noncompliance Notice") within thirty (30) days of the date Tenant gives Owner Tenant's Proposed Assignment Notice, time being of the essence with respect thereto, and such dispute between Owner and Tenant as to the validity of such Owner's 11.06 Noncompliance Notice shall be determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. However, notwithstanding the determination of such dispute by arbitration as provided in the immediate preceding sentence, upon the giving of such Owner's 11.06 Noncompliance Notice, Owner shall have the right to enjoin the consummation or affect of such assignment upon its claim that the requirements of said subparagraphs (a) through (f) have not all been fully and completely complied with or that there then exists a default by Tenant under any of the material terms, covenants or conditions of the Lease on Tenant's part to be observed or performed and thereupon such claim or dispute shall be submitted to such arbitration. If upon the giving of Owner's 11.06 Noncompliance Notice Tenant voluntary agrees without the necessity of a court injunction not to consummate any such assignment of Tenant's interest in this Lease pending the determination of such arbitration, then, Owner shall return to Tenant the new Security or increased Security amount delivered to Owner under the provisions of subsection A.(b)(ii) above pending the determination of such arbitration. Any determination by such arbitration shall be final and binding upon the parties whether or not a judgment shall be entered in any court. If the determination of any such arbitration or application for a court ordered injunction shall be adverse to Owner, Owner, nevertheless, shall not be liable to Tenant for a breach of Owner's obligations and covenants hereunder, and Tenant's sole remedy in such event shall be to enter into the proposed assignment.

                  B. In addition to the requirements and conditions of subsection A of this Section 11.06, no assignment permitted under the provisions of said subsection A shall be valid, unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner (I) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Owner duly executed by Tenant, acknowledged before a notary public, in which Tenant shall (a) waive all notices of default given to the assignee and all other notices of every kind or description, now or hereafter provided in this Lease, by statute or by rule of law; (b) acknowledge that Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment; (ii) any amendment or modification of this Lease (whether or not the obligations of Tenant are increased thereby); (iii) any further assignment or transfer of Tenant's interest in this Lease; (iv) any exercise, non- exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease; (v) any waiver, consent, extension, indulgence or other act or omission with respect to any of the obligations of Tenant under this Lease; (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance; and (c) expressly waive and surrender any then existing defense to its liability hereunder with respect to its status as an assignor or surety it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor or surety shall be absolute and unconditional under any and all circumstances; and (II) an instrument in form and substance reasonably satisfactory to Owner, duly executed by the proposed assignee, acknowledged before a notary public, in which such proposed assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed, Tenant shall, within ten (10) days of Owner's demand, reimburse Owner as additional rent for all reasonable cost and expense incurred by Owner in connection with Owner's review of the proposed assignment and proposed Transferee, if applicable, the preparation and execution of the aforesaid assignment and assumption.

                                   ARTICLE 12

                           ACCESS TO DEMISED PREMISES

         Section 12.01. Owner and its agents shall have the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shall be necessary or permissible, to use a master key or to forceably enter the Demised Premises; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Demised Premises; (iii) to exhibit the Demised Premises to others; (iv) to make such decorations, repairs, alterations, improvements or additions, and to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, elevator, plumbing, electrical and other mechanical facilities, as Owner may deem necessary or desirable; (v) to take all materials into and upon the Demised Premises that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Demised Premises at any time during the Demised Term if Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises. Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known.

         Section 12.02. All parts (except surfaces facing the interior of the Demised Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, plumbing, electrical and other mechanical facilities, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner. Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Tenant's access to the Demised Premises and provided further that, nothing contained in the immediate preceding sentence shall permit Owner to materially diminish access to the Demised Premises nor in any material way change the location of the entrance to the Demised Premises with respect to the passenger elevators serving the floor on which the Demised Premises is located. Nothing contained in this Article shall impose any obligation upon Owner with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building.

         Section 12.03. Owner and its agents shall have the right to permit access to the Demised Premises, whether or not Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Tenant or any other occupant of the Demised Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the City, State or Federal Governments. Neither anything contained in this Section, nor any action taken by Owner under this Section, shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the Demised Premises.

         Section 12.04. The exercise by Owner or its agents of any right reserved to Owner in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  Section 12.05. A. Supplementing the provisions of Sections
13.01 and 13.02, Owner agrees that except in cases of emergency, any entry upon the Demised Premises pursuant to the provisions of said Sections shall be made at reasonable times, and only after reasonable advance notice (which may be mailed, delivered or left at the Demised Premises, notwithstanding any contrary provisions of Article 27), and any work performed or installations made pursuant to said Section shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Tenant's normal business operations (however, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ contractors or labor at so-called overtime or other premium pay rates).

                                      B. Further supplementing the provisions of

Section 13.01, Owner agrees that any pipes, ducts or conduits installed in or through the Demised Premises during the Demised Term pursuant to the provisions of Section 13.01, shall either be concealed behind, beneath or within partitioning, columns, ceilings or floors, or completely furred at points immediately adjacent to partitioning, columns or ceilings, and that when the installation of such pipes, ducts or conduits shall be completed, such pipes, ducts or conduits shall not reduce by more than an immaterial amount the usable area of the Demised Premises.

                                   ARTICLE 13

                                   VAULT SPACE

                                   ARTICLE 14

                            CERTIFICATE OF OCCUPANCY

      Section 14.01. Tenant will not at any time use or occupy, or permit the use or occupancy of, the Demised Premises in violation of any Certificate of Occupancy covering the Demised Premises. Owner agrees that a temporary or permanent Certificate of Occupancy covering the Demised Premises will be in force on the Commencement Date permitting the Demised Premises to be used as "offices and wholesale showroom". However, neither such agreement, nor any other provision of this Lease, nor any act or omission of Owner, its agents or contractors, shall be deemed to constitute a representation or warranty that the Demised Premises, or any part thereof, may be lawfully used or occupied for any particular purpose or in any particular manner, in contradistinction to mere use as "offices and wholesale showroom".


                                   ARTICLE 15

                                     DEFAULT

      Section 15.01. Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

             (a) if Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default; or

             (b) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent and additional rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Owner to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence within said period of thirty (30) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

             (c) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

            (d) if, within thirty (30) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

            (e) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Owner of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

            (f) if the Demised Premises shall become vacant, deserted or abandoned; or

            (g) if (i) Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, or (ii) there shall be any sale, pledge, transfer or other alienation described in Section 11.01 of this Lease which is deemed an assignment of this Lease for purposes of said Section 11.01, except as expressly permitted under Article 11;

then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more such Events of Default, Owner, at any time thereafter, at Owner's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages and all other sums payable pursuant to the provisions of Article 17.

      Section 15.02. If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in subsections (c) and (d) of Section 15.01, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Owner from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (c) and (d) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Owner shall not be deemed an acceptance of rent or a waiver on the part of Owner of any rights under Section 15.01.

                                   ARTICLE 16

                                    REMEDIES

      Section 16.01. If Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any additional rent and if such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default which ten (10) day notice may be given to Tenant in the manner required or provided for in Article 7 of the Real Property Action and Proceedings Law of the State of New York or any successor law thereto notwithstanding any provisions of this Lease to the contrary, or if this Lease and the Demised Term shall expire and come to an end as provided in Article 15:

             (a) Owner and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

             (b) Owner, at Owner's option, may relet the whole or any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Owner, in its sole discretion, may determine. Owner shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Owner, at Owner's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Owner, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

      Section 16.02. Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owner, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth is cumulative and shall not preclude Owner from invoking any other remedy allowed by law or in equity.

                                   ARTICLE 17

                                     DAMAGES

      Section 17.01. If this Lease and the Demised Term shall expire and come to an end as provided in Article 15, or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Article 16, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

             (a) Tenant shall pay to Owner all Fixed Rent, additional rent and other charges payable under this Lease by Tenant to Owner to the date upon which this Lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Owner, as the case may be; and

             (b) Tenant shall also be liable for and shall pay to Owner, as damages, any deficiency (referred to as "Deficiency") between the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 16.01 for any part of such period (first deducting from the rents collected under any such reletting all of Owner's expenses in connection with the termination of this Lease or Owner's re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorney's fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, Owner shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Owner's right to collect the Deficiency for any subsequent month by a similar proceeding. Solely for the purposes of this subsection (b), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted, from time to time, to reflect any increases which would have been payable pursuant to any of the provisions of this Lease including, but not limited to, the provisions of Article 23 of this Lease if the term hereof had not been terminated; and

             (c) At any time after the Demised Term shall have expired and come to an end or Owner shall have re-entered upon the Demised Premises, as the case may be, whether or not Owner shall have collected any monthly Deficiencies as aforesaid, Owner shall be entitled to recover from Tenant, and Tenant shall pay to Owner, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of four (4%) per cent per annum in calculating the aforesaid damages due Owner from Tenant, the amount of any Deficiencies actually paid by Tenant to Owner shall be taken into account. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, shall have been relet by Owner for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Solely for the purposes of this subsection (c), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted to reflect any increases pursuant to the provisions of Article 23 for the Escalation Year and Tax Escalation Year immediately preceding such event.

      Section 17.02. If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 17. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 15, 16 or this Article shall be deemed to limit or preclude the recovery by Owner from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Owner may be entitled in addition to the damages set forth in Section 17.01.

                                   ARTICLE 18

                          FEES AND EXPENSES; INDEMNITY

      Section 18.01. If Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner, at any time thereafter and without notice in cases of emergency, or in any other case after thirty (30) days notice (which may be mailed, delivered or left at the Demised Premises notwithstanding any contrary provisions of Article 26), may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Owner with respect to such default.

      Section 18.02. Tenant agrees to indemnify and save Owner harmless of and from all loss, cost, liability, damage and expense including, but not limited to, reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iii) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person, in or about the Demised Premises or the Building either prior to, during, or after the expiration of, the Demised Term, including, but not limited to, any acts, omissions or negligence in the making or performing of any Alterations. Tenant further agrees to indemnify and save harmless Owner, Owner's agents, and the lessor or lessors under all ground or underlying leases, of and from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, act, omission or negligence referred to in the preceding sentence. If any action or proceeding shall be brought against Owner or Owner's agents, or the lessor or lessors under any ground or underlying lease, based upon any such claim and if Tenant, upon notice from Owner, shall cause such action or proceeding to be defended at Tenant's expense by counsel acting for Tenant's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Owner, without any disclaimer of liability by Tenant in connection with such claim, Tenant shall not be required to indemnify Owner, Owner's agents, or any such lessor for counsel fees in connection with such action or proceeding. Tenant shall maintain comprehensive public liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Demised Premises covering, without limitation, the operation of any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies of such insurance at least ten (10) days prior to the Commencement Date and at least ten
(10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Owner provided that the companies, form and amount shall be reasonably consistent with the requirements imposed on other tenants of the Building leasing space reasonably similar in size to the Demised Premises.

      Section 18.03. Tenant shall pay to Owner, within five (5) days next following rendition by Owner to Tenant of bills or statements therefor: (i) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees, in connection with the remedying by Owner, for Tenant's account pursuant to the provisions of Section 18.01, of any default of Tenant, and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 18.02, and (iii) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees, in collecting or attempting to collect the Fixed Rent, any additional rent or any other sum of money accruing under this Lease after default in the payment thereof beyond applicable grace periods or in enforcing or attempting to enforce any rights of Owner under this Lease or pursuant to law, whether by the institution and prosecution of summary proceedings or otherwise; and (iv) all other sums of money (other than Fixed Rent) accruing from Tenant to Owner under the provisions of this Lease. Any sum of money (other than Fixed Rent) accruing from Tenant to Owner pursuant to any provision of this Lease whether prior to or after the Commencement Date, may, at Owner's option, be deemed additional rent, and Owner shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Fixed Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

      Section 18.04. If Tenant shall fail to make payment of any installment of Fixed Rent or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Owner, in addition to such installment of Fixed Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum equal to two (2%) percent per annum above the then current prime rate, as hereinafter defined, of the amount unpaid computed from the date such payment was due to and including the date of payment. The term "prime rate" shall mean the rate of interest announced publicly by Citibank, N.A. or its successor, from time to time, as Citibank, N.A.'s or such successor's base rate, or if there is no such base rate, then the rate of interest charged by Citibank N.A. or such successor to its most creditworthy customers on commercial loans having a ninety (90) day duration.

                                   ARTICLE 19

                                ENTIRE AGREEMENT

      Section 19.01. Except for "Tenant's Existing Lease" (defined in Section 37.01) This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. Neither Owner nor Owner's agents have made any representations or warranties with respect to the Demised Premises, the Building, the Real Property or this Lease except as expressly set forth in this Lease and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. This Lease may not be changed, modified, or discharged in whole or in part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Lease or any obligations under this Lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this Lease to the consent or approval of Owner shall be deemed to mean the written consent to Owner, or the written approval of Owner, as the case may be, and no consent or approval of Owner shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Owner.

                                   ARTICLE 20

                                   END OF TERM

      Section 20.01. On the date upon which the Demised Term shall expire and come to an end, whether pursuant to any of the provisions of this Lease or by operation of law, and whether on or prior to the Expiration Date, Tenant, at Tenant's sole cost and expense, (i) shall quit and surrender the Demised Premises to Owner, broom clean and in good order and condition, ordinary wear excepted, and (ii) shall remove all of Tenant's Personal Property and all other property and effects of Tenant and all persons claiming through or under Tenant from the Demised Premises and the Building, and (iii) shall repair all damage to the Demised Premises occasioned by such removal, and (iv) shall, at Owner's election, remove any private interior staircases in the Demised Premises or connecting the Demised Premises or any part thereof with any other space (referred to herein as the "Other Space") in the Building occupied by Tenant, and restore those portions of the

Demised Premises, the Other Space and the Building affected by any such staircases (including, but not limited to, the slabbing over of any openings) to the condition of each which existed prior to the installation of any such staircases. and repair any damage to the Demised Premises, Other Space and the Building occasioned by such removal. Notwithstanding the provisions of subdivision (iv) of the foregoing sentence, in the event Owner does not elect to have removed any such staircase referred to therein, any such staircase shall be and remain the property of Owner at no cost or expense to Owner. Owner shall have the right to retain any property and effects which shall remain in the Demised Premises after the expiration or sooner termination of the Demised Term, and any net proceeds from the sale thereof, without waiving Owner's rights with respect to any default by Tenant under the foregoing provisions of this Section. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article. If said date upon which the Demised Term shall expire and come to an end shall fall on Sunday or holiday, then Tenant's obligations under the first sentence of this Section shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Demised Term.

                                   ARTICLE 21

                                 QUIET ENJOYMENT

      Section 21.01. Owner covenants and agrees with Tenant that upon Tenant paying the Fixed Rent and additional rent reserved in this Lease and observing and performing all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Demised Term, subject, however, to the terms, covenants and conditions of this Lease including, but not limited to, the provisions of Section 36.01, and subject to the ground and underlying leases and the mortgages referred to in Section 7.01.

                                   ARTICLE 22

                                   ESCALATION

      Section 22.01. In the determination of any increase in the Fixed Rent under the provisions of this Article, Owner and Tenant agree as follows:

      A. The term "Tax Escalation Year" shall mean each fiscal year commencing July 1st and ending on the following June 30th which shall include any part of the Demised Term.

      B. The term "Escalation Year" shall mean any calendar year which shall include any part of the Demised Term.

      C. The term "Taxes" shall be deemed to include all real estate taxes and assessments, special or otherwise, upon or with respect to (i) the Real Property and (ii) the Real Property affected by the Air Rights lease and payable by the Tenant thereunder in accordance with the provisions of the Air Rights lease, imposed by the City or County of New York or any other taxing authority, provided that the tax assessed by any other taxing authority is to create a new or additional source of revenue through taxation of real estate as such. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy, or other tax shall be substituted for, or levied against Owner or any owner of the Building or the Real Property, or the Real Property affected by the Air Rights lease, in lieu of any real estate taxes or assessments upon or with respect to (i) the Real Property or (ii) the Real Property affected by the Air Rights lease which would otherwise have been payable by the Tenant thereunder in accordance with the Provisions of the Air Rights lease, such tax shall be included in the term Taxes for the purposes of this Article.

      D. The term "Owner's Basic Tax Liability" shall mean a sum equal to Taxes payable for the fiscal tax year commencing July 1, 1992 and ending June 30, 1993.

      E. The term "Demised Premises Area" shall mean 7,000 square feet.

      F. The term "Building Area" shall mean 527,815 square feet.

      G. The term "Tenant's Proportionate Share" shall mean the fraction, the denominator of which is the Building Area and the numerator of which is the Demised Premises Area.

      H. The term "R.A.B." shall mean the Realty Advisory Board on Labor Relations, Incorporated, or its successor.

      I. The term "Local 32B-32J" shall mean Local 32B-32J of the Service Employees International Union, AFL-CIO, or its successor.

      J. The term "Class A Office Buildings" shall mean office buildings in the same class or category as the Building under any agreement between R.A.B. and Local 32B-32J, regardless of the designation given to such office buildings in any such agreement.

      K. The term "Labor Rates" shall mean a sum equal to the regular hourly wage rate including fringe benefits required to be paid to or for the benefit of Others employed in Class A Office Buildings pursuant to an agreement between R.A.B. and Local 32B-32J; provided, however, that if, as of January 1st of any Escalation Year, any such agreement shall require Others in Class A Office Buildings to be regularly employed on days or during hours when overtime or other premium pay rates are in effect pursuant to such agreement, then the term "regular hourly wage rate" including fringe benefits, as used in this subsection K, shall mean the average hourly wage rate including fringe benefits for the hours in a calendar week during which Others are required to be regularly employed; and provided, further, that if no such agreement is in effect as of January 1st of any Escalation Year with respect to Others, then the term "regular hourly wage rate" including fringe benefits, as used in this subsection K, shall mean the regular hourly wage rate including fringe benefits actually paid to or for the benefit of Others employed in the Building by Owner or by an independent contractor engaged by Owner. As used herein the term "fringe benefits" shall mean all fringe benefits, including, but not limited to, amounts for, allocable to or attributable to, pensions, welfare funds, dental and training fund contributions, holidays, absent fund, social security, unemployment, disability benefits, health, life, accident, workmen's compensation and other types of insurance. If length of service shall be a factor in determining any element of fringe benefits such as vacation pay, it shall be conclusively presumed that all employees have two years of service. The hourly cost of fringe benefits shall be computed by dividing the annual total amount so payable by Owner to or for the benefit of Others for fringe benefits by the number of hours (including any mandatory overtime) that Others are actually required to work in that Escalation Year, after first subtracting all the paid time off, including, but not limited to, vacations, sick days, birthdays, jury duty, lunch hours, medical check up, relief time and absentee hours and other paid time off, to which Others may be entitled pursuant to an agreement between R.A.B. and Local 32B-32J or if there is no such agreement in effect as of January 1st of any Escalation Year with respect to Others, pursuant to any agreement with Others by Owner or by an independent contractor engaged by Owner.

      L. The term "Others" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to "others" in the current agreements between R.A.B. and Local 32B-32J.

      M. The term "Owner's Tax Statement" shall mean an instrument containing a computation of any increase in the Fixed Rent pursuant to the provisions of
Section 22.02. A. of this Article.

      N. The term "Owner's Labor Rate Statement" shall mean an instrument containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 22.04 of this Article.

      Section 22.02. A. If Taxes payable in any Tax Escalation Year shall be in such amount as shall constitute an increase above Owner's Basic Tax Liability, the Fixed Rent for such Tax Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase in Taxes.

B. Unless the Commencement Date shall occur on a July 1st, any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section 23.02 for the Tax Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to June 30th of such Tax Escalation Year, both inclusive, shall bear to the total number of days in such Tax Escalation Year. Unless the Demised Term shall expire on a June 30th, any increase in the Fixed Rent pursuant to the provisions of said subsection A for the Tax Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from July 1st of such Tax Escalation Year to such date of expiration, both inclusive, shall bear to the total number of days in such Tax Escalation Year.

      Section 22.03. A. Owner shall render to Tenant, either in accordance with the provisions of Article 26 or by personal delivery at the Demised Premises, an Owner's Tax Statement with respect to each Tax Escalation Year, either prior to or during such Tax Escalation Year. Owner agrees that the first such Owner's Tax Statement shall not be rendered more than sixty (60) days prior to the date the Taxes which are the subject matter of such Owner's Tax Statement are due to be paid. Owner's failure to render an Owner's Tax Statement with respect to any Tax Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Tax Escalation Year, nor shall it deprive Tenant of any credit to which it otherwise might be entitled for such Tax Escalation Year pursuant to the provisions of subsection D of this Section
22.03. The obligations of Owner and Tenant under the provisions of Section 22.02 and this Section 22.03 with respect to any increase in the Fixed Rent or any credit to which Tenant may be entitled shall survive the expiration or any sooner termination of the Demised Term. Within ten (10) days next following rendition of the first Owner's Tax Statement which shows an increase in the Fixed Rent for any Tax Escalation Year, Tenant shall pay to Owner one half (1/2) of the amount of the increase shown upon such Owner's Tax Statement for such Tax Escalation Year (in the event that the Commencement Date shall occur during such Tax Escalation Year on a date other than a July 1st, such one half (1/2) shall be apportioned so that Tenant shall pay that percentage thereof which the number of days in the period from the Commencement Date to the date upon which the next installment of Taxes is required to be paid by Owner shall bear to one hundred eighty (180) days thereby giving effect to the apportionment provisions of subsection B of Section 22.02). In order to provide for current payments on account of (i) the next installment of Taxes payable by Owner for such Tax Escalation Year, if any, and (ii) future potential increases in the Fixed Rent which may be payable by Tenant pursuant to the provisions of subsection A of
Section 22.02 for future Tax Escalation Years. Tenant shall (a) pay to Owner, on the first day of the calendar month next following the rendition of such Owner's Tax Statement, a sum equal to one-twelfth (1/12th) of the increase in the Fixed Rent shown upon such Owner's Tax Statement for such Tax Escalation Year (before any apportionment pursuant to the provisions of subsection B of Section 22.02) multiplied by the number of months which may have elapsed between either (x) July 1st of such Tax Escalation Year if such Owner's Tax Statement is rendered between July 1st and December 31st of such Tax Escalation Year or (y) January 1st of such Tax Escalation Year if such Owner's Tax Statement is rendered between January 1st and June 30th of such Tax Escalation Year and the month in which such payment is made, and (b) thereafter pay to Owner on the first day of each month of the Demised Term (until rendition by Owner of a new Owner's Tax Statement) a sum equal to one-twelfth (1/12) of the increase in the Fixed Rent payable pursuant to the provisions of subsection A of Section 22.02 for the Tax Escalation Year with respect to which Owner has most recently rendered an Owner's Tax Statement (before any apportionment pursuant to the provisions of subsection B of Section 22.02); each such monthly installment shall be added to and payable as part of each monthly installment of Fixed Rent.

      B. Following rendition of each subsequent Owner's Tax Statement a reconciliation shall be made as follows: Tenant shall be debited with any increase in the Fixed Rent shown upon such Owner's Tax Statement and credited with the aggregate amount, if any, paid by Tenant in accordance with the provisions of subsection A of this Section on account of potential future increases in the Fixed Rent pursuant to subsection 22.02.A. which has not previously been credited against increases in the Fixed Rent shown upon Owner's Tax Statements. Tenant shall pay any net debit balance to Owner within thirty
(30) days next following rendition by Owner, either in accordance with the provisions of Article 26 or by personal delivery at the Demised Premises of an invoice for such net debit balance; any net credit balance shall be applied as an adjustment against the next accruing monthly installment as provided in subdivision (b) of subsection A of this Section 22.03. Upon Tenant's request, Owner shall furnish to Tenant a photocopy of the government bill for Taxes relevant to Owner's Tax Statement rendered to Tenant.

      C. Tenant acknowledges that under the present law Taxes are payable by Owner (i) with respect to a fiscal year commencing July 1st and ending on the following June 30th and (ii) in two (2) installments, in advance, the first of which is payable on July 1st and the second and final payment of which is payable on the following January 1st. Tenant further acknowledges that it is the purpose and intent of this Section 22.03 to provide Owner with Tenant's Proportionate Share of the increase in the Fixed Rent pursuant to the provisions of subsection A of Section 22.02 at or about the time such installment of Taxes is required to be paid by Owner without penalty or interest. Accordingly, Tenant agrees that if the number of such installments, and/or the time for payment thereof, and/or the fiscal year used for purposes of Taxes, is changed, then, (a) at the time that any such revised installment is payable by Owner, Tenant shall pay to Owner the amount which shall provide Owner with Tenant's Proportionate Share of the increase in the Fixed Rent pursuant to the provisions of Section 22.02.A applicable to the revised installment of Taxes then required to be paid by Owner and (b) this Article shall be appropriately adjusted to reflect such change and the time for payment by Tenant to Owner of Tenant's Proportionate Share of any increase in Taxes as provided in this Article shall be appropriately revised so that Owner shall always be provided with Tenant's Proportionate Share of the increase in the Fixed Rent prior to the installment of Taxes required to be paid by Owner.

      D. If, as a result of any application or proceeding brought by or on behalf of Owner, Owner's Basic Tax Liability shall be decreased, Owner's Tax Statement next following such decrease shall include any adjustment of the Fixed Rent for all prior Tax Escalation Years reflecting a debit to Tenant equal to the amount by which (a) the aggregate Fixed Rent payable with respect to all such prior Tax Escalation Years (as increased pursuant to the operation of the provisions of subsection A of Section 22.02) based upon such reduction of Owner's Basic Tax Liability shall exceed (b) the aggregate Fixed Rent actually paid by Tenant with respect to all such prior Tax Escalation Years. If, as a result of any application or proceeding brought by or on behalf of Owner for reduction of the assessed valuation of the Real Property for any fiscal tax year subsequent to the fiscal tax year commencing July 1st, 1992, and expiring June 30th, 1993 there shall be a decrease in Taxes for any Tax Escalation Year with respect to which Owner shall have previously rendered an Owner's Tax Statement, Owner's Tax Statement next following such decrease shall include an adjustment of the Fixed Rent for such Tax Escalation Year reflecting a credit to Tenant equal to the amount by which (i) the Fixed Rent actually paid by Tenant with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of subsection A of Section 22.02), shall exceed (ii) the Fixed Rent payable with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of subsection A of Section 22.02) based upon such reduction of the assessed valuation.

Tenant shall not bring or cause to be brought any application or proceeding for reduction of the assessed valuation of the Real Property. Tenant shall pay to Owner within thirty (30) days after demand, as additional rent under this Lease, a sum equal to Tenant's Proportionate Share of all costs and expenses, including, without limitation, counsel fees, paid or incurred by Owner in connection with any application or proceeding brought for reduction of the assessed valuation of the Real Property or any other contest of Taxes upon the Real Property for any Tax Escalation Year, whether or not such application, proceeding or other contest was commenced and/or settled and/or determined prior to the Tax Escalation Year in question.

      Section 22.04. A. If Labor Rates in effect as of January 1st of any Escalation Year shall be such as to constitute an increase above Labor Rates in effect as of January 1, 1993 the Fixed Rent for such Escalation Year shall be increased by a sum equal to the number of square feet of the Demised Premises Area multiplied by one hundred (100%) percent of the number of cents (inclusive of any fractions of a cent) of any such increase in Labor Rates.

      B. Unless the Commencement Date shall occur on a January 1st, any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section
22.04 for the Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to December 31st of such Escalation Year, both inclusive, shall bear to the total number of days in such Escalation Year. Unless the Demised Term shall expire on a December 31st, any increase in the Fixed Rent pursuant to the provisions of Subsection A of this Section 22.04 for the Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from January 1st of such Escalation Year to such date of expiration, both inclusive, shall bear to the total number of days in such Escalation Year.

      C. Owner shall render to Tenant, either in accordance with the provisions of Article 26 or by personal delivery at the Demised Premises, an Owner's Labor Rate Statement with respect to each Escalation Year, either delivery at the Demised Premises, an Owner's Labor Rate Statement with respect to each Escalation Year, either to any Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Escalation Year. The obligations of Tenant under the provisions of this Article with respect to any increase in the Fixed Rent shall survive the expiration or any sooner termination of the Demised Term. Following rendition of an Owner's Labor Rate Statement which shows an increase in the Fixed Rent for any Escalation Year, Tenant shall pay to Owner, on the first day of each month during such Escalation Year, a sum equal to one-twelfth (1/12) of the increase in the Fixed Rent shown upon such Owner's Labor Rate Statement for such Escalation Year (before any apportionment pursuant to the provisions of subsection B of this Section). If any such Owner's Labor Rate Statement shall be rendered after the commencement of any Escalation Year, Tenant shall pay to Owner on the first day of the calendar month next following the rendition of such Owner's Labor Rate Statement (in addition to the payment required by the immediately preceding sentence) a sum equal to one-twelfth (1/12) of the increase in the Fixed Rent for such Escalation Year shown on such statement (before any apportionment pursuant to the provisions of subsection B of this Section) multiplied by the number of months which may have elapsed between January 1st of such Escalation Year and the month in which such payment is required to be made.

      Section 22.06. All sums payable by Tenant to Owner pursuant to the provisions of this Article 22 shall be collectible by Owner in the same manner as Fixed Rent.

                                   ARTICLE 23

                                    NO WAIVER

      Section 23.01. Neither any option granted to Tenant in this Lease or in any collateral instrument to renew or extend the Demised Term, nor the exercise of any such option by Tenant, shall prevent Owner from exercising any option or right granted or reserved to Owner in this Lease or in any collateral instrument or which Owner may have by virtue of any law, to terminate this Lease and the Demised Term or any renewal or extension of the Demised Term either during the original Demised Term or during the renewed or extended term. Any termination of this Lease and the Demised Term shall serve to terminate any such renewal or extension of the Demised Term and any right of Tenant to any such renewal or extension, whether or not Tenant shall have exercised any such option to renew or extend the Demised Term. Any such option or right on the part of Owner to terminate this Lease shall continue during any extension or renewal of the Demised Term. No option granted to Tenant to renew or extend the Demised Term shall be deemed to give Tenant any further option to renew or extend.

      Section 23.02. No act or thing done by Owner or Owner's agents during the Demised Term shall constitute a valid acceptance of a surrender of the Demised Premises or any remaining portion of the Demised Term except a written instrument accepting such surrender, executed by Owner. No employee of Owner or of Owner's agents shall have any authority to accept the keys of the Demised Premises prior to the termination of this Lease and the Demised Term, and the delivery of such keys to any such employee shall not operate as a termination of this Lease or a surrender of the Demised Premises; however, if

Tenant desires to have Owner sublet the Demised Premises for Tenant's account, Owner or Owner's agents are authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby relieves Owner of any liability for loss of, or damage to, any of Tenant's property or other effects in connection with such subletting unless caused by the negligence of Owner, agents and employees of Owner, provided that any liability of Owner shall be subject to the waiver of subrogation in favor of Owner referred to in Section 9.04. The failure of Owner to seek redress for breach or violation of, or to insist upon the strict performance of, any term, covenant or condition of this Lease on Tenant's part to be observed or performed, shall not prevent a subsequent act or omission which would have originally constituted a breach or violation of any such term, covenant or condition from having all the force and effect of an original breach or violation. The receipt by Owner of rent with knowledge of the breach or violation by Tenant of any term, covenant or condition of this Lease on Tenant's part to be observed or performed shall not be deemed a waiver of such breach or violation. Owner's failure to enforce any Building Rule against Tenant or against any other tenant or occupant of the Building shall not be deemed a waiver of any such Building Rule. No provision of this Lease shall be deemed to have been waived by Owner unless such waiver shall be set forth in a written instrument executed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the aggregate of all Fixed Rent and additional rent then due under this Lease shall be deemed to be other than on account of the first accruing of all such items of Fixed Rent and additional rent then due, no endorsement or statement on any check and no letter accompanying any check or other rent payment in any such lesser amount and no acceptance of any such check or other such payment by Owner shall constitute an accord and satisfaction, and Owner may accept any such check or payment without prejudice to Owner's right to recover the balance of such rent or to pursue any other legal remedy.

                                   ARTICLE 24

                         MUTUAL WAIVER OF TRIAL BY JURY

      Section 24.01. Owner and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Owner or Tenant against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy; however, the foregoing waiver shall not apply to any action for personal injury or property damage. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Owner commences any summary proceeding for non-payment of rent, Tenant agrees not to interpose any counterclaim of whatever nature or description in any such proceeding unless such counterclaim is of the nature of a so called "compulsory counterclaim" which would be waived if not interposed in such proceeding.

                                   ARTICLE 25

                              INABILITY TO PERFORM

      Section 25.01. A If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Owner is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Owner under the provisions of Article 28 or any other Article of this Lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Owner's other obligations under this Lease or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

      Section 25.02. If by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance) accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Tenant's reasonable control, Tenant is unable to fulfill any of Tenant's obligations under this Lease or any collateral instrument (with the exception of any obligations on Tenant's part to pay any sum of money due Owner, including, without limitation, the payment of Fixed Rent or increases thereof, or any additional rent, which monetary obligation shall remain unaffected by the provisions of this Section 25.02), Tenant shall not be required to fulfill such non-monetary obligations during the period that Tenant is so unable to fulfill them by reason of the above, provided however, that Tenant shall employ reasonable diligence to attempt to eliminate the cause of such inability referred to in this Section.

                                   ARTICLE 26

                                     NOTICES

      Section 26.01. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional) or by a nationally recognized overnight courier service with guaranteed and documented evidence of delivery, addressed (a) to Tenant (i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises; if Owner shall give Tenant a notice of an Event of Default, then Owner shall also give a photocopy of such notice, sent in the same manner as such notice is sent to Tenant, to John Golieb, Esq., Muchnick, Golieb & Golieb, 630 Fifth Avenue, Suite 1425, New York, New York 10111, or (b) to Owner at Owner's address set forth in this Lease, with a copy to Owner c/o Director, New York Merchandise Mart, 41 Madison Avenue, New York, New York 10010, or (c) addressed to such other address as either Owner or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the (x) date which is two (2) days after it shall have been mailed as provided in this Section or (y) on the date when it shall have been given to such overnight courier service as provided in this Section.

                                   ARTICLE 27

                               PARTNERSHIP TENANT

      Section 27.01. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as copartners of a partnership) pursuant to Article 11 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (ii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Owner, and by any notices, demands, requests or other communications which may hereafter be given by Partnership

Tenant or by any of the parties comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and
(iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) Partnership Tenant shall give prompt notice to Owner of the admission of any such new partners, and, upon demand of Owner, shall cause each such new partner to execute and deliver to Owner an agreement, in form satisfactory to Owner, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Owner's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Owner shall vitiate the provisions of subdivision (iv) of this Section).

                                   ARTICLE 28

                             UTILITIES AND SERVICES

      Section 28.01. As long as Tenant is not in default under any of the material terms. covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner, at Owner's expense, shall furnish necessary passenger elevator facilities on business days from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M. and shall have a passenger elevator subject to call at all other times. Tenant shall be entitled to the non-exclusive use of the freight elevator in common with other tenants and occupants of the Building from 8:00 A.M. to 6:00 P.M. on business days subject to such reasonable rules as Owner may adopt for the use of the freight elevator. At any time or times all or any of the elevators in the Building may, at Owner's option, be automatic elevators, and Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time. elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service.

      Section 28.02. As long as Tenant is not in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed or performed. Owner, at Owner's expense, shall furnish and distribute to the Demised Premises through the Building heating, ventilating and air conditioning (referred to as "HVAC") system, when required for the comfortable occupancy of the Demised Premises, heated, cooled and outside air, at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities, on a year round basis from 8:00 A.M. to 6:00 P.M. on business days and from 8:00 A.M. to 1:00 P.M. on Saturdays. Notwithstanding the foregoing provisions of this Section, Owner shall not be responsible if the normal operation of the Building HVAC system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised Premises (a) which shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area (the average electrical load and human occupancy factors for which the Building HVAC system is designed) or (b) because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Whenever said HVAC system is in operation, Tenant agrees to cause all the windows in the Demised Premises to be kept closed and to cause the venetian blinds in the Demised Premises to be kept closed if necessary because of the position of the sun. Tenant agrees to cause all the windows in the Demised Premises to be closed whenever the Demised Premises are not occupied. Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the HVAC system. In addition to any and all other rights and remedies which Owner may invoke for a violation or breach of any of the foregoing provisions of this Section, Owner may discontinue furnishing services under this Section during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

      Section 28.03. A. As long as Tenant is not in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner, at Owner's expense, shall cause the exterior of the windows of the Demised Premises and the public corridors (exclusive of show windows or other glass) and the public toilet rooms on the floor of the Building on which the Demised Premises are located to be cleaned at regular intervals in accordance with standards and practices adopted by Owner for the Building. Tenant acknowledges and is aware that the cleaning services required to be furnished by Owner pursuant to this Section may be furnished by a contractor or contractors employed by Owner and agrees that Owner shall not be deemed in default of any of its obligations under this Subsection unless such default shall continue for an unreasonable period of time after notice from Tenant to Owner setting forth the specific nature of such default.

      B. Tenant, at Tenant's expense, shall keep the Demised Premises in order, shall cause the Demised Premises, including the interior of the windows of the Demised Premises and both sides of any show windows and other glass, to be cleaned at regular intervals in accordance with the standards and practices adopted by Owner for the Building, shall cause Tenant's refuse and rubbish to be removed from the Building, and shall cause the Demised Premises to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation. The removal of such refuse and rubbish and the furnishing of such cleaning and exterminating services shall be performed in accordance with such regulations and requirements as, in Owner's judgement, are necessary for the proper operation of the Building, and Tenant agrees that Tenant will not permit any person to enter the Demised Premises or the Building for such purposes other than persons first approved by Owner.

      Section 28.04. A. As long as Tenant is not in default under any of the material terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, Owner, at Owner's expense, shall redistribute or furnish electrical energy to or for the use of Tenant in the Demised Premises for the operation of the lighting fixtures and the electrical receptacles installed in the Demised Premises on the Commencement Date. There shall be no specific charge by way of measuring such electrical energy on any meter or otherwise, as the charge for the service of redistributing or furnishing such electrical energy has been included in the Fixed Rent on a so-called "rent inclusion" basis. The parties agree that although the charge for the service of redistributing or furnishing electrical energy is included in the Fixed Rent on a so-called "rent inclusion" basis, the value to Tenant of such service may not be fully reflected in the Fixed Rent. Accordingly, Tenant agrees that Owner may cause an independent electrical engineer or electrical consulting firm, selected by Owner, to make a determination, following the commencement of Tenant's normal business activities in the Demised Premises, of the full value to Tenant of such services supplied by Owner, to wit: the potential electrical energy supplied to Tenant annually based upon the estimated capacity of the electrical feeders, risers and wiring and other electrical facilities serving the Demised Premises. Such engineer or consulting firm shall certify such determination in writing to Owner and Tenant. If it shall be determined that the full value to Tenant of such service is in excess of NINETEEN THOUSAND TWO HUNDRED FIFTY and 00/100 ($19,250.00) Dollars per annum (such sum is referred to as the "Electrical Inclusion Factor"), the parties shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease as of the Commencement Date by increasing the Fixed Rent and the Electrical Inclusion Factor for the entire Demised Term by an annual amount equal to such excess. However, if it shall be so determined that the full value to Tenant of such service does not exceed the Electrical Inclusion Factor, no such agreement shall be executed and there shall be no increase or decrease in the Fixed Rent or the Electrical Inclusion Factor by reason of such determination. If either the quantity or character of electrical service is changed by the public utility corporation supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Without limiting the provisions of the immediate prior sentence, Owner shall use reasonable efforts not to cause an adverse change in the quality or character of such electric service and Owner will not change the electrical service to Tenant to a generally greater degree than the change to other tenants in the Building.

      B. Owner represents that the electrical feeder or riser capacity serving the Demised Premises on the Commencement Date shall be adequate to serve the lighting fixtures and electrical receptacles installed in the Demised Premises on the Commencement Date. To Owner's knowledge Tenant's use of the electrical energy in the Demised Premises as of August 20, 1991, does not exceed the electrical feeder or riser capacity then serving the Demised Premises. Subject to the provisions of subsection C(1) of this Section 28.04, any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Owner upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Owner's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws (including, but not limited to, the New York State Energy Conservation Construction Code) and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises. Tenant shall not make or perform, or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Demised Premises or any additions to the business machines, office equipment or other appliances in the Demised Premises which utilize electrical energy without the prior consent of Owner in each instance. Any such Alterations, additions or consent by

Owner shall be subject to the provisions of subsection C(1) of this Section 28.04, as well as to the other provisions of this Lease including, but not limited to, the provisions of Article 3.

      C. (1) If, at any time or times prior to or during the Demised Term, electrical feeders, risers, wiring or other electrical facilities serving the Demised Premises shall be installed by Owner, at the request of Tenant, Tenant or others, on behalf of Tenant or any person claiming through or under Tenant in addition to the feeders, risers, wiring or other electrical facilities necessary to serve the lighting fixtures and electrical receptacles installed in the Demised Premises on the Commencement Date, the Fixed Rent and the Electrical Inclusion Factor shall be increased in an annual amount which shall reflect the value to Tenant of the additional service to be furnished by Owner, to wit: the potential additional electrical energy made available to Tenant annually based upon the estimated capacity of such additional electrical feeders, risers, wiring or other electrical facilities. The amount of any such increase in the Fixed Rent and the Electrical Inclusion Factor shall be finally determined by an independent electrical engineer or consulting firm selected by Owner who shall certify such determination in writing to Owner and Tenant. Following any such determination, Owner and Tenant shall enter into a written supplementary agreement, in form reasonably satisfactory to Owner, modifying this Lease by increasing the Fixed Rent and the Electrical Inclusion Factor for the remainder of the Demised Term in an annual amount equal to the value of such additional service as so determined. Any such increase shall be effective as of the date of the first availability to Tenant of such additional service and shall be retroactive to such date if necessary.

       (2) If, at any time or times after June 13, 1991, the rates at which Owner purchases electrical energy from the public utility corporation supplying electrical service to the Building or any charges incurred or taxes payable by Owner in connection therewith shall be increased or decreased, the Fixed Rent and the Electrical Inclusion Factor shall be increased or decreased, as the case may be, upon demand of either party, in an annual amount which shall fairly and proportionately reflect the estimated increase or decrease, as the case may be, in the annual cost to Owner of purchasing electrical energy for the Building provided that notwithstanding anything to the contrary contained in the provisions of this Section 29.04 in no event shall (a) the Electrical Inclusion Factor ever be decreased below the original amount thereof set forth in Subsection A of this Section and (b) the Fixed Rent ever be decreased by more than such decrease in the Electrical Inclusion Factor as so limited by the provisions of subdivision (a) of this subdivision C(2). If, within ten (10) days after any such demand, Owner and Tenant shall fail to agree upon the amount of such increase or decrease, as the case may be, in the Fixed Rent and the Electrical Inclusion Factor then, in lieu of such agreement, such estimated increase or decrease, as the case may be, shall be finally determined by an independent electrical engineer or consulting firm selected by Owner who shall certify such determination in writing to Owner and Tenant. Following any such agreement or determination, Owner and Tenant shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease by increasing, or decreasing, as the case may be, the Fixed Rent and the Electrical Inclusion Factor for the remainder of the Demised Term in an annual amount equal to such estimated increase or decrease as so agreed or determined. Any such increase or decrease in the Fixed Rent and the Electrical Inclusion Factor shall be effective as of the effective date f such increase or decrease, and shall be retroactive to such date if necessary.

       (3) Any increase in the Fixed Rent pursuant to the provisions of subsection A of this Section or this subsection C with respect to the period from the effective date of such increase to the last day of the month in which such increase shall be fixed by agreement or determination shall be payable by Tenant upon demand of Owner. Any decrease in the Fixed Rent pursuant to the provisions of this subsection C with respect to the period from the effective date of such decrease to the last day of the month in which such decrease shall be fixed by agreement or determination shall be credited to Tenant against the next monthly installment of the Fixed Rent. The monthly installments of the Fixed Rent payable after the date upon which any such increase or decrease is so fixed shall be proportionately adjusted to reflect such increase or decrease in the Fixed Rent.

      D. Owner may, at any time, elect to discontinue the redistribution or furnishing of electrical energy to the Demised Premises provided that (a) Owner shall simultaneously discontinue such redistribution or furnishings to substantially all of the other tenants of the Building and (b) such discontinuance cannot occur until Tenant shall be able to receive electrical service directly from the public utility corporation supplying electrical service to the Building. In the event of any such election by Owner, (i) Owner agrees to give reasonable advance notice of any such discontinuance to Tenant,
(ii) Owner agrees to permit Tenant to receive electrical service directly from the public utility corporation supplying electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Demised Premises to be used by Tenant for such purpose to the extent they are suitable and safely capable, (iii) Owner agrees to pay such charges and costs, if any, as such public utility corporation may impose in connection with the installation of Tenant's meters, (iv) the Fixed Rent shall be decreased, as of the date of such discontinuance, by an amount equal to the Electrical Inclusion Factor to reflect such discontinuance; and (v) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent except as expressly provided in subdivision (iv) of this subsection D, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

      E. The following method of computation shall be employed by any electrical engineer or electrical consulting firm selected by Owner pursuant to the provisions of subsection C(2) of this Section 28.04 in finally determining any estimated increase or decrease in the Fixed Rent and the Electrical Inclusion Factor, under the provisions of this Section resulting from public utility corporation (referred to as "The Corporation") electrical rate and fuel charge changes and taxes (collectively "Electrical Changes") payable in connection therewith:

       (1) Owner's bills from The Corporation for the Building for the twelve
(12) month period immediately preceding the Electrical Change in question shall be averaged for demand and consumption (Kw and Kwh) and the rate structure in effect immediately prior to the Electrical Change in question shall be applied to such average demand and consumption factors of Owner's billings for the Building for said twelve (12) month period resulting in an agreed determination of the cost to Owner of electricity for the Building immediately prior to the Electrical Change in question; and

       (2) The new rate structure pursuant to which Owner is billed by The Corporation, i.e., the rate structure which includes the Electrical Change in question, shall be applied to the average demand and consumption factors of Owner's billings for the Building for said twelve (12) month period resulting in an agreed estimate of the cost to Owner by reason of the Electrical Change in question; and

       (3) The difference in the costs determined pursuant to the foregoing subdivisions (1) and (2) shall be deemed the amount of the estimated annual change in cost and the amount of such estimated annual change in cost shall be divided by the cost determined pursuant to the foregoing subdivision (1); and

       (4) The resulting quotient shall be applied to Tenant's then current Electrical Inclusion Factor to produce the increase or decrease in the Fixed Rent and Electrical Inclusion Factor.

      (For example: Assume (1) an Electrical Change i.e. a rate increase; (2) an application of the rate schedule in effect immediately prior to such Electrical Change to the averaged electrical demand and consumption factors shown on Owner's electrical bills for the twelve (12) month period immediately preceding such Electrical

Change resulting in an estimated annual cost of $100,000.00; (3) an application of the new rate schedule to the averaged electrical demand and consumption factors shown on the bills in question resulting in an estimated annual cost of $110,000.00; (4) deduction of the sum of $100,000.00 referred to in step (2) from said sum of $110,000.00 referred to in step (3), resulting in a difference of $10,000.00; and (5) that Tenant's Electrical Inclusion Factor was $3,000.00. The $10,000.00 annual estimated increase for the Building, when divided by $100,000.00, the estimated annual cost to Owner of electricity for the Building prior to the Electrical Change in question, results in a quotient of 10% which, when applied to Tenant's Electrical Inclusion Factor increases the Fixed Rent and the Electrical Inclusion Factor by $300.00.)

      Section 28.05. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory and drinking purposes, Owner may install a hot water meter and a cold water meter and thereby measure Tenant's consumption of water for all purposes. Tenant shall pay to Owner the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters and sewer charges thereon, as and when bills are rendered. In addition to any sums required to be paid by Tenant for hot water consumed and sewer charges thereon under the foregoing provisions of this Section, Tenant agrees to pay to Owner, for the heating of said hot water, an amount equal to three (3X) times the total of said sums required to be paid by Tenant for hot water and sewer charges thereon. For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

      Section 28.06. Owner agrees that, in addition to the elevator and HVAC services required to be provided by Owner to Tenant pursuant to the foregoing provisions of this Article 29, Owner shall keep the Building open and shall provide such services to Tenant, at Owner's expense, on Saturdays and Sundays from 8:00 A.M. to 6:00 P.M. during "market weeks", as such weeks are determined by the Tenant's Association proposed to be formed pursuant to the provisions of
Article 34, such market weeks not to exceed, however, six (6) weeks in any calendar year.

      Section 28.07. Tenant agrees to pay Owner for any additional elevator or HVAC services required by Tenant, at Building standard rates or, of there are no such rates, at reasonable rates. Owner shall not be required to furnish any such additional services unless Owner has received reasonable advance notice from Tenant requesting such services.

      Section 28.08. Owner reserves the right to stop the service of the HVAC, elevator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Supplementing the provisions of this Section 28.08, Owner agrees to use reasonable efforts to restore any interrupted services, without any obligation, however, to employ labor at overtime or other premium pay rates. If practicable, Owner shall attempt to advise Tenant as to the estimated length of time of any such interruption of services.

      Section 28.09. A. Supplementing the provisions of Section 28.05, in the event (a) a separate air conditioning system to serve the Demised Premises is installed by or on behalf of Tenant in accordance with the provisions of this Lease (referred to herein as "Tenant's Supplemental A/C Unit"), (b) Tenant requests that such Unit be hooked up to any Building cooling tower and associated piping (referred to herein as the "Cooling Tower") and (c) Owner consents to such hookup, then, in those events, Owner agrees, subject to the provisions of Article 25 and Section 28.08, to supply condenser water to Tenant's Supplemental A/C Unit and Tenant agrees that (i) Tenant shall pay to Owner, upon demand, all costs and expenses incurred by Landlord in connection with the hook up of such Unit to the Cooling Tower, including, but not limited to, the Building standard hook up fee then charged by Owner, and (ii) from and after the date the hook up is completed, the Fixed Rent reserved in this Lease shall be increased by a sum (referred to herein as the "Tenant's Cooling Tower Use Charge") equal to (x) the standard per ton charge then in effect in the Building, multiplied by (xx) the number of tons of Tenant's Supplemental A/C Unit.

      B. If the regular hourly wage rate of operating engineers employed in the Building shall be increased in any Escalation Year (as defined in Article 22) over the rate in effect on the January 1st immediately preceding such hook up, the Fixed Rent for such Escalation Year shall be increased by a sum equal to that proportion of Tenant's Cooling Tower Use Charge which such increase in said hourly wage rate bears to the hourly wage rate in effect on the January 1st immediately preceding such hook up. The increase in Fixed Rent for any Escalation Year pursuant to the provisions of the immediately preceding sentence shall be shown on the Owner's Statement with respect to such Escalation Year rendered by Owner pursuant to the provisions of said Article 22, and shall be payable by Tenant as if it were an increase in the Fixed Rent pursuant to the provisions of said Article 22.

      C. Any increase in Fixed Rent for Tenant's Cooling Tower Use Charge shall be effective as of the date Tenant's Supplemental A/C Unit is hooked up to the Cooling Tower and shall be retroactive to such date if necessary.

      D. Owner and Tenant acknowledge and agree that an existing one an one-half (1 1/2) ton Tenant's Supplemental A/C Unit is currently installed in the Demised Premises (the "Existing A/C Unit") and the respective obligations of Owner and Tenant with respect thereto are governed by the provisions of an Agreement between Owner and Tenant's predecessor-in-interest, Fabriyaz Incorporated, dated as of August 28, 1984. From and after the Commencement Date such Existing A/C Unit shall be deemed a Tenant's Supplemental A/C Unit for the purposes of this
Section 28.09, and accordingly, as of the Commencement Date (i) the Fixed Rent shall be increased by Tenant's Cooling Tower Use Charge in accordance with the provisions of this Section 28.09 and (ii) the respective obligations of Owner and Tenant with respect to such Existing A/C Unit shall be governed by the provisions of this Lease, including, without limitation the provisions of this
Article 28. Owner and Tenant agree that Tenant shall have no obligation to pay the "Building standard hook-up fee" referred to in subdivision (i) of Subsection A of this Section 28.09 in connection with the Existing A/C Unit.

                                   ARTICLE 29

                                    CAPTIONS

      Section 29.01. The captions preceding the Articles of this Lease have been inserted solely as a matter of convenience and such captions in no way define or limit the scope or intent of any provision of this Lease.

                                   ARTICLE 30

              MISCELLANEOUS DEFINITIONS AND SEVERABILITY PROVISIONS

      Section 30.01. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and holidays, the term "Saturdays" as used in this Lease shall exclude holidays and the term "holidays" as used in this Lease shall mean all days observed as legal holidays by either the New York State Government or the Federal Government.

      Section 30.02.    The terms "person" and "persons" as used in this

Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

      Section 30.03. If any term, covenant or condition of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby.

                                   ARTICLE 31

                               ADJACENT EXCAVATION

      Section 31.01. If an excavation shall be made upon land adjacent to the Real Property, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the walls and other portions of the Building from injury or damage and to support the same by proper foundations and no such entry shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or said person.

                                   ARTICLE 32

                                 BUILDING RULES

      Section 32.01. Tenant shall observe faithfully, and comply strictly with, and shall not permit the violation of, the Building Rules set forth in Schedule B annexed to and made a part of this Lease and such additional reasonable Building Rules as Owner may, from time to time, adopt. All of the terms, covenants and conditions of Schedule B are incorporated in this Lease by reference and shall be deemed part of this Lease as though fully set forth in the body of this Lease. The term "Building Rules" as used in this Lease shall include those set forth in Schedule B and those hereafter made or adopted as provided in this Section. In case Tenant disputes the reasonableness of any additional Building Rule hereafter adopted by Owner, the parties hereto agree to submit the question of the reasonableness of such Building Rule for decision to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or its successor, or to such impartial person or persons as he may designate, whose determination shall be final and conclusive upon Owner and Tenant. Tenant's right to dispute the reasonableness of any additional Building Rule shall be deemed waived unless asserted by service of a notice upon Owner within ten (10) days after the date upon which Owner shall give notice to Tenant of the adoption of any such additional Building Rule. Owner shall have no duty or obligation to enforce any Building Rule, or any term, covenant or condition of any other lease, against any other tenant or occupant of the Building, and Owner's failure or refusal to enforce any Building Rule or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Supplementing the provisions of this Section 32.01, Owner agrees that Owner shall not enforce any Building Rules and Regulations against Tenant and Tenant's servants, employees, agents, visitors and licensees that Owner does not enforce generally against substantially all of the other tenants (and said other tenants' servants, employees, agents, visitors and licensees) in the Building.

                                   ARTICLE 33

                       HOME FURNISHINGS--GIFTWARE INDUSTRY

      Section 33.01 Owner agrees: A. To install and maintain a reception desk, a lounge and checking facilities in the Building for buyers visiting the Building;

      B. To require the installation and maintenance of generally uniform partitions in the public corridors of all floors which are leased to home furnishings and giftware tenants (referred to as "Industry Tenants"); and

      C. To issue initially and revise periodically a directory listing the various Industry Tenants in the Building; the principal products sold by each Industry Tenant and the location of each Industry Tenant in the Building; and

      D. To place advertising on a regular and periodic basis in publications of the Home Furnishings--Giftware Industry intended to promote and maintain the image of the Building.

      Section 33.02 Tenant agrees to join the Tenant's Association, if any, and maintain its membership in such Association throughout the Demised Term.

      Section 33.03 Owner agrees that if provisions the same or substantially the same as those contained in Section 33.02 are not contained in all leases with Industry Tenants, Tenant shall not be required to comply with the provisions of Section 33.02.

                                   ARTICLE 34

                                     BROKER

      Section 34.01. Tenant represents and warrants to Owner that no broker was responsible for bringing about this Lease. Tenant shall indemnify Owner from all loss, cost, liability, damage and expenses, including, but not limited to, reasonable counsel fees and disbursements, arising from any breach of the foregoing representation and warranty. Owner shall pay any broker any brokerage commission or fee due said broker pursuant to a separate agreement with Owner if said broker (i) dealt with Owner in connection with the bringing about of this Lease or (ii) is entitled to such a brokerage commission or fee by reason of the fact that this Lease is deemed a renewal of the "Existing Lease" (defined in Section 37.01), provided that the aforesaid shall not limit Tenant's representation, warranty, or obligations under the preceding sentence of this
Section 34.01., except to the extent that Tenant may have dealt with Abrams Benisch Riker, Inc., in connection with the Existing Lease.

                                   ARTICLE 35

                                    SECURITY

      Section 35.01. As security for the faithful performance and observance by Tenant of the terms, covenants and conditions of "Tenant's Existing Lease" (defined in Article 38) on Tenant's part to be observed and performed Owner currently holds the sum of TWENTY FIVE THOUSAND SEVEN HUNDRED FIFTY SIX and 00/100 ($25,756.00) DOLLARS, together with interest thereon, if any, (referred to herein as the "Existing Security"). Owner and Tenant agree that the amount then constituting the Existing Security on the Commencement Date, if any, shall be held by Owner as the security (sometimes referred to herein as the "Security") under this Lease in accordance with the following provisions of
Article 36 hereof for the faithful performance and observance by Tenant of the terms, conditions and covenants of this Lease on Tenant's part to be performed and observed. In the event of any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on the part of Tenant to be observed or performed including, but not limited to, any default in the payment when due of any monthly installment of the Fixed Rent or of any additional rent after applicable grace periods. Owner may use or apply all or any part of the Security for the payment to Owner for Tenant's account of any sum or sums due under this Lease, without thereby waiving any other rights or remedies of Owner with respect to such default. Tenant agrees to replenish all or any part of the Security so used or applied during the Demised Term. After (i) the Expiration Date or any other date upon which the Demised Term shall expire and come to an end, and (ii) the full observance and performance by Tenant of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. including, but not limited to, the provisions of Article 20, Owner shall return to Tenant the balance of the Security then held or retained by Owner. In addition, if during the period from the Commencement Date to and including the first (1st) anniversary of the Commencement Date Owner shall not have given Tenant notice of an Event of Default with respect to any of Tenant's material obligations under this Lease, then, upon the request of Tenant Owner shall promptly return to Tenant the Security and all interest earned thereon, if any. However, if Owner shall have given such a notice of an Event of Default with respect to any of Tenant's material obligations under this Lease, then Owner shall have no obligation to return the Security to Tenant under this provision and such Security shall thereafter be held by Owner in accordance with the provisions of this Article
35. Owners agrees that, unless prohibited by law or by the general policies of lending institutions in New York City, Owner shall deposit the Security in an interest-bearing savings account with a bank selected by Owner, in which event all interest accruing thereon shall be added to and become part of the Security and shall be retained by Owner under the same conditions as the sum originally deposited as Security. Tenant agrees that Tenant shall not assign or encumber any part of the Security, and no assignment or encumbrance by Tenant of all or any part of the Security shall be binding upon Owner, whether made prior to, during, or after the Demised Term. Owner shall not be required to exhaust its remedies against Tenant or against the Security before having recourse to any other form of security held by Owner and recourse by Owner to any form of security shall not affect any remedies of Owner which are provided in this Lease or which are available to Owner in law or equity. In the event of any sale, assignment or transfer by Owner named herein (or by any subsequent Owner) of its interest in the Building as owner or lessee. Owner (or such subsequent owner) shall have the right to assign or transfer the Security to its grantee, assignee or transferee and, in the event of such assignment or transfer. Owner named herein. (or such subsequent Owner) shall have no liability to Tenant for the return of the Security and Tenant shall look solely to the grantee, assignee or transferee for such return. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Owner shall be entitled to retain the one (1%) per cent administrative fee permitted by law to be retained by landlords with respect to security deposits.


                                   ARTICLE 36

                                  PARTIES BOUND

      Section 36.01. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Owner and Tenant and, except as otherwise provided in this Lease, their respective heirs, distributees, executors, administrators, successors and assigns. However, the obligations of Owner under this Lease shall no longer be binding upon Owner named herein after the sale, assignment or transfer by Owner named herein (or upon any subsequent Owner after the sale, assignment or transfer by such subsequent Owner) of its interest in the Building as owner or lessee, and in the event of any such sale, assignment or transfer, such obligations shall thereafter be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such obligations. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Real Property and Building or the proceeds of any fire or casualty insurance or condemnation award payable to Owner in connection with the Real Property or Building for the collection of any judgment recovered against Owner based upon the breach by Owner of any of the terms, conditions or covenants of this Lease on the part of Owner to be performed, and no other property or assets of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the Demised Premises. This Lease may be executed in one (1) or more counterparts all of which shall be deemed an original and all of which shall constitute one and the same lease.

      IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

                                                       41 MADISON COMPANY

                                               By /s/ Signature Illegible
                                                  -----------------------
                                                                a partner

                                                                    Owner

WITNESS:

/s/ Signature Illegible
-----------------------


                                                   JAY YANG DESIGNS, LTD.

                                                 By /s/ Jay Yang
                                                    ---------------------
                                                                   Tenant

                                                         (CORPORATE SEAL)

WITNESS:

ATTEST:

 ................................

                                                           (CORPORATE SEAL)

                         CORPORATE TENANT ACKNOWLEDGMENT

STATE OF NEW YORK
SS.:
COUNTY OF NEW YORK

            On this 29 day of OCTOBER, 1991, before me personally came JAY YANG to me known, who being by me duly sworn, did depose and say that he resides in 408 RIDGEFIELD ROAD, City of WILTON, State of CT., that he is the PRESIDENT of JAY YANG DESIGNS, LTD., the corporation described in and which executed the foregoing Lease, as Tenant; and that he signed his name thereto by authority of the Board of Directors of said corporation.

                                                       /s/ Gregory E. Elis
                                                       -------------------
                                                             Notary Public

                                          Gregory E. Elis
                                          Notary Public State of New York
                                          No. 43-4898358
                                          Qualified in Richmond County
                                          Commission Expires June 15, 1993

                                   SCHEDULE A

                     Article 37 Tenant's Existing Lease and
                               Existing Conditions

            Section 37.01. The Demised Premises are presently affected by a lease dated November 16, 1979 between Owner and Tenant's predecessor-in-interest, Fabriyaz Incorporated (said lease, as modified by various written agreements, including without limitation, agreements dated June 8, 1981, February 1, 1983, February 29, 1984, March 1, 1984 and August 28, 1984,
is referred to as "Tenant's Existing Lease"), for a term which shall expire on November 30, 1992, unless sooner terminated pursuant to any of the terms, covenants or conditions of said lease or pursuant to law. Nothing contained in this Lease shall be deemed a waiver by Owner or Tenant of any rights or remedies relating to Tenant's Existing Lease. Any default under Tenant's Existing Lease shall be deemed an Event of Default under this Lease with the effect that the termination of Tenant's Existing Lease pursuant to the provisions of Article 16 thereof (entitled "Default") or Article 17 thereof (entitled "Remedies") shall automatically terminate this Lease, but Tenant shall remain liable for damages as provided in Article 18 hereof with the same force and effect as if this Lease had been terminated in accordance with the provisions of Articles 16 or 17 hereof. No provision of Tenant's Existing Lease shall be deemed carried over into or made a part of this Lease except as expressly set forth in this Lease. Occupancy of the Demised Premises or any part thereof by Tenant or any person claiming through or under Tenant prior to the Commencement Date shall be deemed to be occupancy under Tenant's Existing Lease and shall be subject to all of the terms, covenants and conditions thereof; occupancy thereof by Tenant or any such person on or after the Commencement Date shall be deemed to be occupancy under this Lease and shall be subject to all of the terms, covenants and conditions hereof. Continuing occupancy of all or any part of the Demised Premises by Tenant or any person claiming through or under Tenant after the expiration of the term of Tenant's Existing Lease shall be deemed to constitute delivery of possession of the Demised Premises to Tenant on the Commencement Date under this Lease. Any unpaid Fixed Rent, increases thereof, additional rent or other charges due under Tenant's existing Lease shall at the option of Owner be deemed additional rent under this Lease, payable in the same manner as Fixed Rent.

            Section 37.02. Tenant acknowledges that Owner has made no representations to Tenant with respect to the condition of the Demised Premises and Tenant, presently in possession of the Demised Premises, agrees to accept possession of the Demised Premises in the condition which shall exist on the Commencement Date "as is" without recourse to Owner provided and further agrees that, subject to the provisions of Articles 38 and 39, Owner shall have no obligation to perform any work or make any installations in order to prepare the Demised Premises for Tenant's occupancy, except as provided in Section 37.03. However, nothing contained in this Section 37.02 shall limit Owner's obligations under Articles 38 and 39 hereof.

            Section 37.03. A. Upon the request of Tenant made within the Demised Term, Owner shall, at Owner's expense, paint the painted surfaces in the entire Demised Premises, with a single coat of paint in flat finish, in colors selected by Tenant from Building standard colors, but not more than one color in any room or area.

                  B. Said work shall be equal to standards adopted by Owner for the Building and shall constitute a single non-recurring obligation on the part of Owner. In the event this Lease is renewed or extended for a further term by agreement or operation of law, Owner's obligation to perform such work shall not apply to such renewal or extension.

                  C. At any time after the Commencement Date, Owner may enter the Demised Premises to perform said work, and entry by Owner, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. Owner agrees to employ reasonable diligence to avoid such inconvenience or annoyance to Tenant in the performance of such work without any obligation, however, to employ labor at overtime or other premium pay rates. Tenant shall use all reasonable efforts to cooperate with Owner to facilitate the performance of such work. Accordingly, Owner and Tenant shall each cooperate with the other to formulate a schedule for such work at times mutually agreeable to the other.

                                   Article 38

                              Addendum to Article 5
                              ---------------------

            Section 38.01. Supplementing the provisions of Section 5.01, Owner, at Owner's sole cost and expense, shall make the following repairs:

            (i) all structural repairs to the Demised Premises as and when required; and

            (ii) all repairs necessary to furnish the plumbing, electrical, air conditioning, ventilating, heating and elevator services required to be furnished by Owner to Tenant under the provisions of Article 28; and

            (iii) all repairs or replacements necessary to be made to the Class E Fire Alarm and Communications system installed in the Demised Premises (provided, however, that if such repairs or replacements are occasioned by the acts, omissions or negligence of Tenant, including any Alterations, then, such repairs or replacements shall be made at the sole cost and expense of Tenant); and

            (iv) all repairs and replacements necessary to be made to the Building electrical panels servicing the equipment installed in the Demised Premises as a result of New York City Local Law #16 (provided, however, that if such repairs or replacements are occasioned by the acts, omissions or negligence of Tenant, including any Alterations, then, such repairs or replacements shall be made at the sole cost and expense of Tenant); and

            (v) all repairs or replacements necessary to be made to any sprinkler system which Owner is obligated to install pursuant to the provisions of this Lease (provided, however, that if such repairs or replacements are occasioned by the acts, omissions or negligence of Tenant, including any Alterations, or if such sprinkler system is installed by or on behalf of Tenant then, such repairs or replacements shall be made at the sole cost and expense of Tenant); and

            (vi) all necessary repairs to the public portions of the Building which affect Tenant's use and enjoyment of the Demised Premises.

Notwithstanding the forgoing provisions of this Section 38.01, Owner shall not be required to make any of the repairs referred to in subdivisions (i), (ii),
(iii), (iv), (v) or (vi) above if Tenant is obligated to make such repairs pursuant to the provisions of Section 5.01, and Owner shall have no obligation to make any repairs unless and until specific notice of the necessity therefor shall have been given by Tenant to Owner.

                                   Article 39

                          Addendum to Articles 3 and 6
                          ----------------------------

            Section 39.01. A. In the event that, at any time during the Demised Term, in connection with any Alterations proposed to be performed by Tenant in the Demised Premises (1) Tenant is unable to obtain, without the removal or encapsulation of any asbestos in the Demised Premises as of the date of this Lease, a New York City Department of Environmental Protection Form ACP5 dated 10/88 (or any successor form), signed by a certified asbestos investigator, or any other form or approval required by Federal, State, County or Municipal authorities, indicating that said Alterations do not constitute an asbestos project, or (2) Tenant is unable to proceed with such Alterations unless and until there is compliance with a Legal Requirement as a result of the presence of any asbestos or other hazardous material in the Demised Premises as of the date of this Lease which was not installed by Tenant, or any person claiming through or under Tenant, then, Owner agrees, upon notice from Tenant to such effect, to perform such work as shall be required to enable Tenant to obtain any such form or approval.

                  B. If any laws, orders, rules or regulations of any Federal, State, County or Municipal authority require that any asbestos or other hazardous material contained in or about the Demised Premises be removed or dealt with in any particular manner, then it shall be Owner's obligation, at Owner's expense, to remove or so deal with such asbestos or other hazardous material in accordance with such laws, orders, rules and regulations. Any work which Owner is obligated to perform pursuant to the provisions of either subsections A or B of this Section 39.01. is sometimes referred to herein as "Owner's Article 39 Work". Any such Owner's Article 39 Work shall be performed by Owner at Owner's sole cost and expense (x) with reasonable promptness after such notice from Tenant and (y) in accordance with the provisions of Section 12.05.A.

                  C. Notwithstanding the provisions of subsections A and B of this Section, in the event that (a) any Owner's Article 39 Work performed by Owner pursuant to the provisions of either or both of such subsections is in any way disturbed or damaged by Tenant or any person claiming through or under Tenant thereby causing what would be additional Owner's Article 39 Work, or (b) any asbestos or other hazardous material is installed in the Demised Premises by or on behalf of Tenant, or any person claiming through or under Tenant, Owner shall have no responsibility or obligation in connection with what would have been such additional Owner's Article 39 Work or such installed asbestos or hazardous material and no obligation to perform any Owner's Article 39 Work with respect thereto, but it shall be Tenant's obligation, at Tenant's expense, to
(i) perform such work as shall then be required to enable Tenant to obtain any form or approval referred to in subsection A, and (ii) remove or so deal with such asbestos or other hazardous material in accordance with all such laws, orders, rules and regulations referred to in subsection B. Any work required to be performed by Tenant pursuant to the provisions of the foregoing sentence is referred to as the "Compliance Work". In the event Tenant is required to perform any Compliance Work then, notwithstanding anything to the contrary contained in this subsection C, Owner, at Owner's election, shall have the option to itself perform any Compliance Work and, in such event, Tenant shall pay to Owner all of Owner's costs in connection therewith within ten (10) days next following the rendition of a statement thereof by Owner to Tenant.

                                   SCHEDULE B

                                 BUILDING RULES

      1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant. Any tenant whose premises are situate on the ground floor of the Building shall, at said tenant's own expense, keep the sidewalks and curb directly in front of said premises clean and free from ice and snow.

      2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior consent of Owner. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any exterior window or door of the premises demised to any tenant or occupant, without the prior consent of Owner. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner, approved by Owner.

      3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant or of the Building without the prior consent of Owner. Interior signs on doors and directory tablets, if any, shall be of a size, color and style approved by Owner.

      4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls. passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles. parcels, or other articles be placed on any window sills.

      5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other public parts of the Building.

      6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible or explosive fluid, material, chemical or substance in or about the premises demised to such tenant.

      7. No tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of Owner, and as Owner may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner approved by Owner.

      8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises demised to any tenant. No cooking shall be done or permitted in the Building by any tenant without the approval of Owner. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

      9. Without the prior consent of Owner, no tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied for, the storage of merchandise (except for the storage of sample products to be displayed in such tenant's showroom or storage which is merely incidental to Tenant's permitted use of the Demised Premises in accordance with the provisions of Article 2 hereof), or for the sale of merchandise, goods or property of any kind at auction.

      10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

      11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant.

      12. All removals from the Building, or the carrying in or out of the Building or the premises demised to any tenant, of any safes, freight, furniture or bulky matter of any description must take place at such time and in such manner as Owner or its agents may reasonably determine, from time to time. Owner reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Building Rules or the provisions of such tenant's lease.

      13. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

      14. No tenant or occupant shall purchase, lighting maintenance, cleaning, towels, or other like service, from any company or persons not approved by Owner.

      15. Owner shall have the right to prohibit any advertising which mentions the address or location of the Building by any tenant or occupant which, in Owner's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from Owner, such tenant or occupant shall refrain from or discontinue such advertising.

      16. Owner reserves the right to exclude from the Building, between the hours of 6 P.M. and 8 A.M. on business days and at all hours on Saturdays, Sundays and holidays, all persons who do not present a pass to the Building signed by Owner. Owner will furnish passes to persons for whom any tenant requests such passes. Each tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Owner for all acts of such persons.

      17. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and all windows closed.

      18. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Owner's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

      19. No premises shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

      20. The requirements of tenants will be attended to only upon application at the office of Owner. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of Owner.

      21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

      22. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Owner may require.

      23. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Owner, and shall employ such exterminators therefor as shall be approved by Owner.

      24. No premises shall be used, or permitted to be used, at any time, without the prior approval of Owner, for the sale, at retail, whether directly, by mail order or otherwise, of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

      25. No tenant shall clean, or permit to be cleaned, any window of the Building from the outside in violation of Section 202 of the New York Labor Law or any successor law or statute, or of the rules of the Board of Standards and Appeals or of any other board or body having or asserting jurisdiction.

      26. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Owner. If any such matter requires special handling, only a person holding a Master Rigger's license shall be employed to perform such special handling. No tenant shall place, or permit to be placed, on any part of the floor of floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of safes and other heavy matter, which must placed so as to distribute the weight.

      27. No borrowed lights (display windows) in the partitioning separating the premises demised to any tenant from the Building's public corridors shall be obstructed in any manner by any tenant.

                                 [IMAGE OMITTED]

EXHIBIT 1 - This floor plan of a portion of the thirtieth (30th) floor, 41 Madison Avenue, N.Y.C., is annexed to this Lease and made a part hereof solely to delineate by outlining and diagonal markings, the Demised Premises. All areas, dimensions, conditions and locations are approximate.